UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
____________________

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 PEGASYSTEMS INC.
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Dear Shareholder:
We cordially invite you to attend our 2026 Annual Meeting of Shareholders (the “Annual Meeting”) on Tuesday, June 16, 2026, at 225 Wyman Street, Ste 300, Waltham, Massachusetts. The Annual Meeting will commence at 10:00 a.m. Eastern Daylight Time.
At the Annual Meeting, you are being asked to consider and vote on the matters listed in the Notice of 2026 Annual Meeting of Shareholders that follows this letter. Please vote your shares by submitting your proxy in the manner described in the proxy statement so that your shares can be voted at the Annual Meeting in accordance with your instructions. Even if you plan to attend the Annual Meeting, we urge you to vote your shares prior to the meeting. You can revoke your proxy at any time before the Annual Meeting or vote your shares during the Annual Meeting by following the procedures described in the accompanying proxy statement.
We thank you for your continued support of Pega.
Sincerely,

Alan Trefler
Chairman and Chief Executive Officer
May 1, 2026

PEGASYSTEMS INC.
225 Wyman Street, Ste 300
Waltham, MA 02451
NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS
To be held on June 16, 2026
To our Shareholders:
The 2026 Annual Meeting of Shareholders of Pegasystems Inc. will be held at 225 Wyman Street, Ste 300, Waltham, Massachusetts, on Tuesday, June 16, 2026 beginning at 10:00 a.m. Eastern Daylight Time.
At the meeting, shareholders will consider and vote on the following matters:
1.To elect to our Board of Directors the eight nominees named in the proxy statement, each for a one-year term.
2.To approve, by a non-binding advisory vote, the compensation of our named executive officers.
3.To ratify the selection by the Audit Committee of our Board of Directors of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
Shareholders of record at the close of business on April 17, 2026 are entitled to vote at the meeting. Whether you plan to attend the meeting or not, please vote your shares by submitting your proxy over the Internet, or by telephone, or by completing, signing, dating, and returning a proxy card, each in the manner described in the proxy statement. For specific instructions on how to vote your shares, please refer to the “Information About the Annual Meeting and Voting” section of the attached proxy statement. Your prompt response is requested to ensure your shares are represented at the meeting. You can revoke your proxy and change your vote at any time before the polls close at the meeting by following the procedures described in the accompanying proxy statement.
By Order of the Board of Directors,
/s/Benjamin Y. Ostapuk

Benjamin Y. Ostapuk
Chief Legal Officer and Secretary
April 24, 2026

PEGASYSTEMS INC.
225 Wyman Street, Ste 300
Waltham, MA 02451
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
To be held on June 16, 2026

This proxy statement contains information about the 2026 Annual Meeting of Shareholders of Pegasystems Inc. The Annual Meeting will be held on Tuesday, June 16, 2026, beginning at 10:00 a.m., Eastern Daylight Time at 225 Wyman Street, Ste 300, Waltham, MA 02451. Unless the context otherwise requires, references in this proxy statement to “Pegasystems,” the “Company,” “we,” “us,” or “our” refer to Pegasystems Inc.

We are furnishing this proxy statement in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting and at any adjournment of that meeting. We first provided access to our proxy materials at www.envisionreports.com/PEGA on or about May 1, 2026.

Pursuant to Rule 14a-16 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, or Annual Report, as filed with the Securities and Exchange Commission, or SEC, is being made available to shareholders on our website, www.pega.com, and at the following URL: www.envisionreports.com/PEGA.
You may obtain a copy of our Annual Report without charge upon written request to:
Pegasystems Inc.
225 Wyman Street, Ste 300
Waltham, MA 02451-1293
Attention: Benjamin Y. Ostapuk
Chief Legal Officer and Secretary
The Annual Report does not constitute any part of this proxy statement. Certain documents referenced in this proxy statement are available on our website at www.pega.com. Information contained on our website is not included as part of, nor incorporated by reference into, this proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on June 16, 2026.

This proxy statement and our Annual Report are available for viewing, printing, and downloading at
www.envisionreports.com/PEGA.

PROPOSAL 1 – ELECTION OF DIRECTORS
Our Board of Directors has nominated Rohit Ghai, Peter Gyenes, Richard Jones, Christopher Lafond, Dianne Ledingham, Sharon Rowlands, Alan Trefler, and Larry Weber for election to the Board of Directors.
The persons named in the proxy card as proxies will vote to elect each of the nominees, unless you vote against the election of one or more nominees or abstain from voting on the election of one or more nominees, in each case, by affirmatively marking the proxy card to that effect (or through Internet or telephonic voting). Each of our nominees has indicated their willingness to serve, if elected. However, if any of the nominees shall become unable or unwilling to serve, the proxies, unless authority has been withheld as to such nominee, may be voted for the election of a substitute nominee designated by our Board of Directors, or the Board of Directors may reduce the number of directors. Proxies may not be voted for more than eight persons.
There are no family relationships among any of our executive officers or directors, with the exception of Alan Trefler, our Chairman and Chief Executive Officer, whose brother, Leon Trefler, is our Chief of Clients and Markets. Unless otherwise noted, we refer to Alan Trefler as Mr. Trefler and Leon Trefler as Leon Trefler in this proxy statement.
The Board of Directors recommends that you vote FOR the election of the nominees as directors.

DIRECTOR QUALIFICATIONS
Board Qualifications and Experience
We aim to create and maintain a Board with a breadth of skills and attributes that is aligned with our current and anticipated strategic needs. Our candidates, as more fully described below, have experience in, among other areas: leadership, technology, international operations and growth, and sales and marketing.

NOMINEES FOR ELECTION FOR A TERM OF ONE YEAR EXPIRING IN 2027
Rohit Ghai, age 56
•Director since January 2025
•Qualifications and Relevant Experience:
◦More than two decades of leadership experience in the enterprise software industry, delivering profitable growth for large global organizations, including publicly traded companies in highly regulated markets
◦Expertise in operational and digital transformation, including SaaS, mergers and acquisitions, and go-to-market optimization
◦Combines deep cybersecurity expertise with executive-level leadership in AI-driven enterprise transformation
•Career Highlights:
◦Chief Executive Officer and member of the Board of Directors of Barracuda Networks, Inc., a leading cybersecurity company providing protection against complex threats for businesses of all sizes (September 2025 – present)
◦Chief Executive Officer and member of the Board of RSA, a leading global cybersecurity company in enterprise identity security solutions (December 2016 – September 2025)
◦Previously held product development and leadership roles at Dell/EMC, and was general manager and vice president of engineering for the storage & availability management group at Symantec
•Other Board Experience:
◦D-Wave Quantum Inc., a publicly traded quantum computing company (October 2024 – present)
◦MHC Automation, an AP automation and customer communications management company (January 2021 – present)
◦Everbridge, Inc., a formerly publicly traded company that focuses on critical event management and organizational resilience (January 2023 - July 2024)
•Education:
◦Master’s degree in computer science from the University of South Carolina
◦Bachelor’s degree in computer science from the Indian Institute of Technology (ITT)

Peter Gyenes, age 80
•Director since March 2009
•Qualifications and Relevant Experience:
◦Four decades of leadership experience in global technical, sales, marketing, and general management positions within the software and computer systems industries
◦Proven ability to bridge strategy with operational excellence
◦Experience with mergers and acquisitions
◦An active investor and board member focusing on technology market opportunities
•Career Highlights:
◦Chairman and Chief Executive Officer of Ascential Software, as well as of its predecessor companies VMark Software, Ardent Software and Informix, and led its growth into the data integration market leader, from 1996 until it was acquired by IBM in 2005
◦Previous experience as President and Chief Executive Officer of Racal InterLan, Inc. and executive positions at Data General Corporation, Encore Computer Corporation, and Prime Computer, Inc.
◦Trustee Emeritus of the Massachusetts Technology Leadership Council

•Other Board Experience:
◦Syncro, a leader in the managed service provider industry (Chairman from January 2025 – present)
◦RealPage, Inc., a formerly publicly traded leading global provider of software and data analytics to the real estate industry (January 2010 - April 2021)
◦Sophos plc, a global security software company (Chairman May 2006 - March 2020)
◦Information Builders, Inc., a leader in business intelligence, analytics, and data management solutions (November 2017 - December 2020)
•Education and Awards:
◦B.A. in mathematics and M.B.A. from Columbia University
◦Awarded the 2005 New England Region Ernst & Young Entrepreneur of the Year award in Software

Richard Jones, age 74
•Director since November 2000, Vice Chairman from September 2002 – July 2007
•Qualifications and Relevant Experience:
◦Two decades of executive management
◦Financial expertise and business acumen
◦Experience as Pegasystems’ President and Chief Operating Officer
•Career Highlights:
◦Joined Pegasystems in October 1999, serving as President and Chief Operating Officer until September 2002, part-time employee from July 2002 – July 2007
◦Previous experience in the financial services industry including Chief Asset Management Executive and member of the Operating Committee at Barnett Banks, Inc., Chief Executive Officer of Fleet Investment Services, Executive Vice President of Fidelity Investments, and principal with the consulting firm of Booz, Allen & Hamilton
•Other Board Experience:
◦Resonantia, Inc. (September 2022 – present)
◦KaliVir Immunotherapeutics, Inc. (formerly Western Oncolytics Ltd.), a private company developing novel therapies for cancer (July 2014 – present)
◦Chairman of Jones Boys Ventures, a retailer (June 1995 – present)
•Education:
◦Undergraduate degree from Duke University, with majors in both economics and management science
◦M.B.A. from the Wharton School of the University of Pennsylvania

Christopher Lafond, age 60
•Director since April 2019
•Qualifications and Relevant Experience:
◦More than two decades of executive leadership experience working with large, publicly traded, multinational companies, developing and executing long range corporate initiatives while ensuring focus on the business models and strategic objectives that maximize value creation
◦Extensive leadership experience and financial expertise
◦Cybersecurity experience centered on executive oversight of secure content collaboration, data protection, and enterprise risk governance
◦Executive leadership in deploying AI-enabled software
•Career Highlights:
◦Chief Executive Officer and member of the board of Insurity, Inc., a property and casualty insurance technology and services provider (August 2019 - January 2025), and Chief Financial Officer (November 2017 – August 2019)
◦Member of the Small Business Advisory Committee of the Financial Accounting Standards Board (FASB) (March 2019 – December 2023)
◦Previous experience as executive vice president and chief financial officer of Intralinks, a global leader in secure content collaboration software-as-a-service (SaaS) solutions, and different leadership positions at Gartner, Inc.
•Other Board Experience:
◦Sunstar Insurance Group, a financial holding company that seeks to acquire majority equity ownership positions in independent insurance agencies (July 2025 – present)
◦SHARE Cancer Support, a national, peer-led 501(c)(3) nonprofit organization focusing on support and education with respect to breast and gynecologic cancer (April 2025 – present)
•Education:
◦B.A. in Economics from the University of Connecticut
◦M.B.A. from the Columbia University Graduate School of Business

Dianne Ledingham, age 63
•Director since September 2016
•Qualifications and Relevant Experience:
◦One of Bain & Company’s most prominent leaders in commercial and sales excellence with experience across a range of industries and particular depth in technology and software
◦Founding global leader for Sales and Channel Effectiveness within Bain’s Customer Strategy and Marketing practice, leading that group for eight years
•Career Highlights:
◦35-plus years at Bain & Company, Inc., currently as an Advisory Partner in Bain & Company’s Boston office and a leader in Bain’s Customer Strategy & Marketing practice and the firm’s Telecom, Media and Technology practice
◦Previously served on each of Bain’s governance committees including serving on Bain’s Board of Directors, Bain’s Global Compensation and Promotion Committee (including as elected Chair), and Bain’s Global Nominating Committee (including as elected Chair)
◦Harvard Business Fellow at the Harvard Business School (July 2024 – present)
•Other Board Experience:
◦Edgio, Inc., a formerly publicly traded company (September 2022 – present)
◦City Year Boston, a 501(c)(3) nonprofit organization focusing on improved outcomes for students in under-resourced schools and the cultivation of the next generation of leaders (2009 – present)
◦Ventures for Hope, an umbrella organization that helps resource nonprofits creating job opportunities in economically disadvantaged communities (2014 – present)
•Education:
◦Undergraduate degree in electrical engineering with honors from Brown University
◦M.B.A. with distinction from Harvard Business School

Sharon Rowlands, age 67
•Director since April 2016
•Qualifications and Relevant Experience:
◦More than 20 years' experience leading complex, multi-billion-dollar business services and software companies serving small- and medium-sized companies, financial markets, and enterprise customers
◦Executive and board-level expertise in cybersecurity
◦Focus on AI strategy and oversight
•Career Highlights:
◦Chief Executive Officer (January 2019 – present) and President (2019 – 2021) of Newfold Digital, Inc. (formerly Web.com), a leading web and commerce technology company
◦President of USA Today Network Marketing Solutions at Gannett Co. (2017 – 2019)
◦Prior Chief Executive Officer positions include ReachLocal, Penton Media, Altegrity, and Thomson Financial
•Other Board Experience:
◦Constant Contact, a digital email and marketing platform (February 2021 – present)
◦Sonihull, a company that provides ultrasonic anti-fouling solutions (as an advisor on the board March 2020 – 2024)
◦Everbridge, Inc., a formerly publicly traded company that focuses on critical event management and organizational resilience (January 2019 – July 2024)
◦The Glimpse Group, Inc., a publicly traded diversified Immersive Technology platform company providing enterprise-focused Immersive Technology, Spatial Computing and Artificial Intelligence driven software and services (October 2017 – December 2023)
•Education:
◦B.A. in History from the University of Newcastle, Newcastle-Upon-Tyne
◦Postgraduate Certificate in Education from Goldsmiths, University of London

Alan Trefler, age 70
•Founder of Pegasystems and Chief Executive Officer and Chairman of the Board of Directors since Pegasystems was organized in 1983
•Qualifications and Relevant Experience:
◦Extensive experience in the software industry
◦Guided Pegasystems from its founding to its position as a global leader in AI-powered enterprise solutions
◦Numerous accolades for his contributions to technology and business
◦Author of best-selling book, “Build for Change”
•Education:
◦B.A. in economics and computer science from Dartmouth College

Larry Weber, age 70
•Director since August 2012
•Qualifications and Relevant Experience:
◦Extensive experience in the global marketing and public relations industry
◦Over the past 40 years, helped both global and emerging organizations become powerhouse brands
◦Thought leadership and commercialization perspective on AI’s societal and business impact
•Career Highlights:
◦Executive Officer and Chairman of the Board of Racepoint Global, Inc., a digital marketing services ecosystem of marketing service companies organized to help chief marketing officers in their roles as builders of communities and content aggregators, since he founded the company in September 2004
◦Co-founded the Massachusetts Innovation & Technology Exchange (MITX) in 1996, one of the largest interactive advocacy organizations in the world, and serves as its Chairman of the Board
◦Authored seven books on business, technology, and marketing
•Education:
◦B.A. in English from Denison University, Ohio
◦M.F.A. in Writing and Literature from Antioch College, Oxford

DIRECTOR COMPENSATION
Our non-employee directors are paid an annual cash retainer of $50,000 and receive an annual equity grant valued at $250,000 (the “Annual Equity Grant”). The Annual Equity Grant is granted in the form of fifty percent common stock and fifty percent stock options, which are both fully vested when granted.
Additionally, we pay an annual cash retainer to non-employee directors serving on committees:
•$27,000 to the Audit Committee Chair
•$15,000 to each Audit Committee member other than the Chair
•$20,000 to the Compensation Committee Chair
•$10,000 to each Compensation Committee member other than the Chair
•$12,500 to the Nominating and Corporate Governance Committee Chair
•$12,500 to the Risk Subcommittee Chair
•$7,500 to each Risk Subcommittee member other than the Chair
Directors do not receive compensation for service as non-Chair members of the Nominating and Corporate Governance Committee.
In addition to the above, we also offer to reimburse non-employee directors for expenses incurred in attending Board, committee, or other Company meetings. Alan Trefler is our only director who is also an employee. He receives no compensation for his service as a director.
Non-Employee Director Compensation
The following table provides the total compensation earned by each non-employee director in 2025:

	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards (1)(2)	Total
Rohit Ghai(3)	$98,459	$177,490	$177,439	$453,388
Peter Gyenes	$65,000	$125,015	$125,015	$315,030
Richard Jones	$60,000	$125,015	$125,015	$310,030
Christopher Lafond	$84,500	$125,015	$125,015	$334,530
Dianne Ledingham	$60,000	$125,015	$125,015	$310,030
Sharon Rowlands	$70,000	$125,015	$125,015	$320,030
Larry Weber	$95,000	$125,015	$125,015	$345,030
(1) These amounts reflect the dollar amount of the aggregate grant date fair value of awards granted in 2025, in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718.
(2) In addition, at December 31, 2025, each of our non-employee directors other than Mr. Ghai held outstanding stock options to purchase an aggregate of 55,304 shares of our common stock, and Mr. Ghai held outstanding stock options to purchase an aggregate of 7,350 shares of our common stock.
(3) Mr. Ghai received a pro-rated cash retainer and pro-rated annual equity grant in January 2025 when he joined the Board and also received the full-year 2025 annual retainer and equity grant paid to the all non-employee directors.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS
Alan Trefler, our Chief Executive Officer, is also a director, and you can find information about Mr. Trefler in the section above entitled Nominees for Election for a Term of One Year Expiring in 2027.
Kenneth Stillwell, age 55, joined Pegasystems in July 2016 as Senior Vice President, Chief Financial Officer, and Chief Administrative Officer and in April 2021 was promoted to Chief Operating Officer in addition to his role as Chief Financial Officer. Mr. Stillwell previously served as Senior Vice President and Chief Financial Officer of Dynatrace, a leader in digital performance management solutions; Executive Vice President and Chief Financial Officer of SOVOS, a financial compliance SaaS provider; and Division CFO of PTC, a publicly traded software provider. Mr. Stillwell holds a B.S. in business/economics from the University of Pittsburgh and an M.S. in accounting and finance from the University of South Carolina. Mr. Stillwell is a Certified Public Accountant.
Kerim Akgonul, age 55, joined Pegasystems in 1992 and has held various positions, including Senior Vice President of Engineering from 2014 to 2021 and Chief Product Officer from April 2021 to the present. Mr. Akgonul’s professional background encompasses over thirty years of software development and managerial experience during his tenure at the Company. Mr. Akgonul holds a B.S. in mathematics and computer science from Indiana University of Pennsylvania.
John Higgins, age 52, joined Pegasystems in February 2021 as Head of Global Consulting and Client Success and was named Chief of Client & Partner Success in March 2022. Mr. Higgins joined Pegasystems from Salesforce, where he held various positions from July 2012 to September 2020, including leading International Services for EMEA, APAC and LATAM. Mr. Higgins holds a B.A. in Economics from University College Dublin.
Efstathios Kouninis, age 64, joined Pegasystems in April 2008 as Vice President of Finance, has served as Chief Accounting Officer since May 2008 and Treasurer since January 2014, and was promoted to Senior Vice President of Finance in April 2024 in addition to his roles as Chief Accounting Officer and Treasurer. Prior to Pegasystems, Mr. Kouninis served as Chief Financial Officer and Treasurer of Tasker Products Corporation, a publicly traded manufacturer of antimicrobial chemicals, and on the Staff of the Division of Corporation Finance of the Securities and Exchange Commission. Mr. Kouninis holds a B.S. from the University of Massachusetts, a Post Baccalaureate in accounting, and an M.S. in taxation from Bentley College.
Leon Trefler, age 65, joined Pegasystems in April 1998 as an Account Executive for Strategic Business Development. Since then, he has held various senior sales management positions across the Company and in Channel Sales, including Senior Vice President of Sales from January 2010 to July 2014, Senior Vice President of Global Customer Success for the Americas from July 2014 to April 2021, Senior Vice President of Global Customer Success from April 2021 to February 2022, and Chief of Clients and Markets from February 2022 to the present. In 2002, he launched the commercialization of PegaRULES Process Commander, the predecessor to the Pega Platform. Mr. Trefler holds a B.A. degree from Dartmouth College.
Alan Trefler and Leon Trefler are brothers. There are no other family relationships among any of our executive officers or directors.

PROPOSAL 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION
At the Annual Meeting, pursuant to the requirements of Section 14A of the Exchange Act, we are asking our shareholders to approve the compensation of our named executive officers, as described in the Compensation Discussion and Analysis section, executive compensation tables, and accompanying narrative disclosures below. This is an advisory vote, meaning that this proposal is not binding on us, but our Compensation Committee takes shareholder feedback into account when designing our executive compensation program. Therefore, we are asking our shareholders to vote on the following resolution at the Annual Meeting:
“RESOLVED, that the shareholders of the Company approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers, as described in this proxy statement, including in the ‘Compensation Discussion and Analysis,’ compensation tables, and narrative discussion included therein.”

At our annual meeting in 2025, our shareholders approved our executive compensation programs with 98% of the votes cast, and our compensation program continues to be modeled on the same principles that received the strong support of our shareholders last year.
The last time our shareholders voted on the frequency of the advisory vote to approve our executive compensation was at our annual meeting in 2023, and at that meeting a majority of our shareholders voted to hold the advisory vote on an annual basis. Therefore, we intend to put forth at each annual general meeting of shareholders an advisory vote on the compensation of our named executive officers for the immediately preceding fiscal year.
The Board of Directors recommends that you vote FOR the approval of the compensation of our named executive officers, as described in this proxy statement.

COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE SUMMARY
Pegasystems delivered strong financial results for the fiscal year ended December 31, 2025, exceeding the Company’s published top- and bottom-line guidance and Rule of 40. The Company’s 2025 financial results also exceeded its internal performance targets set forth in its compensation plans, which focused on the year-over-year growth of Annual Contract Value and on Rule of 40 principles. Our executive compensation is designed to reward superior performance by our executives and align the interests of our executives with our shareholders and with the achievement of our short- and long-term corporate goals. Our compensation program ties significant variable compensation, such as annual bonus opportunities and performance stock options, with our achievement of our corporate goals, and in light of Pegasystems’ strong financial performance and over-achievement of internal performance targets for 2025, our executives received above-target compensation.

Annual Contract Value
Annual Contract Value (“ACV”) represents the annualized value of our active contracts as of the measurement date. Each contract’s total value is divided by its duration in years to calculate ACV.

(Dollars in thousands)	December 31, 2024	December 31, 2025	Change		Constant Currency Change
Pega Cloud	$652,443	$866,612	$214,169	33%	28%
Maintenance	291,807	288,873	(2,934)	(1)%	(4)%
Subscription services	944,250	1,155,485	211,235	22%	18%
Subscription license	427,268	452,902	25,634	6%	4%
	$1,371,518	$1,608,387	$236,869	17%	14%

Reconciliation of ACV and constant currency ACV

(in millions, except percentages)	December 31, 2024	December 31, 2025	1-Year Change
ACV	$1,372	$1,608	17%
Impact of changes in foreign exchange rates	—	(46)
Constant currency ACV	$1,372	$1,562	14%
Note: Constant currency ACV is calculated by applying the December 31, 2024 foreign exchange rates to all periods shown.

Rule of 40
For 2025, Pegasystems’ Rule of 40 calculation exceeded 40. Rule of 40 is calculated by adding the Company’s ACV growth and free cash flow margin. Free cash flow margin is defined as non-GAAP free cash flow, as defined below, expressed as a percentage of total revenue for the applicable year (for purposes of the performance-based stock options described below) or as a percentage of ACV at the end of the applicable year (for purposes of our Corporate Incentive Compensation Plan).

(Dollars in thousands)	2024	2025
Cash provided by operating activities	$345,926	$505,227	46%
Investment in property and equipment	(7,712)	(14,504)
Free cash flow (1)	$338,214	$490,723	45%

Supplemental information (2)
Litigation settlement, net of recoveries	$32,403	$—
Legal fees	16,197	35,484
Restructuring	5,252	2,056
Interest paid on convertible senior notes	3,810	1,754
Income taxes, net of refunds	82,317	21,630
	$139,979	$60,924
(1) Our non-GAAP free cash flow is defined as cash provided by operating activities less investment in property and equipment. Investment in property and equipment fluctuates in amount and frequency and is significantly affected by the timing and size of investments in our facilities and equipment. We provide information on free cash flow to enable investors to assess our ability to generate cash without incurring additional external financings. This information is not a substitute for financial measures prepared under U.S. GAAP.
(2) The supplemental information discloses items that affect our cash flows and are considered by management not to be representative of our core business operations and ongoing operational performance.
•Litigation settlement, net of recoveries: Cost to settle litigation, net of insurance recoveries, arising from proceedings outside the ordinary course of business. See "Note 20. Commitments And Contingencies" in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 10, 2026 for further information.
•Legal fees: Legal and related fees arising from proceedings outside the ordinary course of business.

•Restructuring: Restructuring fluctuates in amount and frequency and is significantly affected by the timing and size of our restructuring activities.
•Interest paid on convertible senior notes: In February 2020, we issued convertible senior notes (the “Notes”), due March 1, 2025, in a private placement. The Notes accrued interest at an annual rate of 0.75%, paid semi-annually in arrears on March 1 and September 1. The outstanding Notes were repaid in their entirety at maturity.
•Income taxes, net of refunds: Direct income taxes paid net of refunds received.

The Compensation Discussion and Analysis and Executive Compensation sections of this proxy statement describe the material elements of our compensation programs for our named executive officers, comprising our principal executive officer, our principal financial officer, and the three executive officers who were our next most highly compensated executive officers during 2025:
•Alan Trefler, our Chairman of the Board of Directors and Chief Executive Officer (principal executive officer)
•Kenneth Stillwell, our Chief Operating Officer and Chief Financial Officer (principal financial officer)
•Kerim Akgonul, our Chief Product Officer
•John Higgins, our Chief of Client & Partner Success
•Leon Trefler, our Chief of Clients and Markets

OBJECTIVES OF COMPENSATION PROGRAMS
The Compensation Committee of our Board of Directors determines the compensation of our executive officers and oversees the compensation programs offered to our executives and employees. Although our Compensation Committee makes the final decisions about executive compensation, it also takes into account the views of our Chief Executive Officer, who makes initial recommendations with respect to the compensation of executive officers other than himself. Other employees of Company also participate in the preparation of materials presented to or requested by our Compensation Committee for use and consideration at its meetings.
The Compensation Committee did not engage an outside compensation consultant in 2025.
Compensation Philosophy
The objective of our executive compensation program is to align executive compensation with the achievement of our strategic and financial goals. The program focuses on long-term indicators of the underlying success of our business, rather than on ancillary indicators such as our stock price or earnings per share that may be influenced by other factors and may not necessarily demonstrate the underlying success of our business. Our compensation philosophy is built upon external competitiveness, principles of internal equity with respect to each executive’s role relative to others within the Company, recognition of performance against short and long-term goals, and the sharing of success. Therefore, our compensation program is primarily focused on internal and external benchmarking, and the level of attainment of target goals, most of which are shared goals relating to our overall performance.
Our compensation program is designed to reward superior performance by our executive officers. In measuring the contribution of the executive officers to Pegasystems, the Compensation Committee considers their performance relative to the applicable unit goals such as license signings, profit margins, additional financial metrics, and other specific objectives set by management. While compensation surveys are useful guides for comparative purposes, the Compensation Committee believes that a successful compensation program also requires the application of judgment and subjective determinations of individual and company performance. Therefore, the Compensation Committee applies its judgment when reconciling the program’s objectives with the realities of retaining valued employees.
Competitive Compensation Program
In making compensation decisions, management and the Compensation Committee consider the competitiveness of our executive officers’ compensation by comparing each element of compensation against compensation data from a peer group of the business-to-business software companies listed below, which the Compensation Committee believes compete with us for executive talent and that have similar present or projected revenue, are in a comparable industry, and/or are within our geographic market. The Compensation Committee also considers data from published compensation surveys including the Radford McLagan Compensation Database. In general, the Compensation Committee targets total compensation of our executive officers at above the median as compared to our peer group companies and compensation surveys. We used the companies listed below as our peer group for reviewing and evaluating our 2025 executive compensation program:

Atlassian Corporation	Okta, Inc.
Dynatrace, Inc.	PTC Inc.
Fair Isaac Corporation	Twilio, Inc.
Guidewire Software, Inc.	Veeva Systems Inc.
MongoDB, Inc.

ELEMENTS OF COMPENSATION
The elements of compensation for our executive officers are listed below. The other perquisites consist of health and retirement benefits, such as disability, health, dental and life insurance, and a match by Pegasystems of 401(k) defined contribution plan contributions for our named executive officers, with the exception of Mr. Higgins who received company contributions and cash allowances in connection with our UK defined contribution plan, and long-term care insurance premiums.

	Objective	Fixed/Variable
Base Salary	Attract and retain highly qualified leaders with market-competitive compensation structure.	Fixed
Bonus – Corporate Incentive Compensation Plan	Link pay with our performance. Reward achievement of our financial and strategic goals.	Variable
Additional Cash Incentives	Link pay with individual, business unit and/or corporate performance. Reward achievement of specific goals.	Variable
Equity Awards (Stock Options, Performance-Based Stock Options, and Restricted Stock Units)	Link pay with our long-term performance. Reward stock price appreciation, promote long-term retention and permit executives to accumulate equity ownership.	Variable
Other Perquisites	Retain talent by providing financial protection and security.	Fixed
Base Salary
Cash compensation in the form of base salary is intended to reflect an executive’s knowledge, skills, and level of responsibility, as well as the economic and business conditions affecting Pegasystems. In determining the salary of each executive officer, the Compensation Committee reviews compensation for comparable positions in our peer group companies or published compensation surveys. As discussed above, the Compensation Committee’s approach is that the compensation of our executive officers should be targeted above the median compensation for similarly situated executives in comparable companies; however, the comparatively low base salary of our Chief Executive Officer reflects his status as a significant shareholder whose personal wealth is tied directly to sustained increases in our value.
The Compensation Committee increased Mr. Akgonul’s base salary in 2025 to maintain his compensation above the median but did not increase the salary of any other executive officer because their compensation was already within the target range. Because the base salaries of some of our executive officers changed mid-year in 2024, their base salaries as reported in the Summary Compensation Table below in this proxy statement are lower for 2024 than for 2025 even though there was no increase in 2025.
Bonus – Corporate Incentive Compensation Plan (CICP)
Annual cash bonuses under our Corporate Incentive Compensation Plan, or CICP, for executive officers are intended to reward executive officers for the achievement of our financial and strategic goals. In 2025, the CICP performance goals were divided into two categories. The first category, in the aggregate weighted at 75% of total achievement, was corporate financial goals related to progress against our Rule of 40 targets, calculated as the sum of ACV growth and free cash flow margin, with full achievement at 39% or greater. The second category was key operational initiatives related to strategy and organizational effectiveness established by our senior management and approved by the Board of Directors as part of our annual strategic planning, with the strategic initiatives in the aggregate weighted at 25% of total achievement. Together, these two categories make up a single performance target under the CICP, or the Corporate Performance Target. The target bonus levels established for our executive officers represent management’s and the Compensation Committee’s assessment of a very high level of achievement of specific goals. Where target bonus levels relate to financial goals that are also the subject of our published financial guidance, these goals are generally established at levels that represent over-performance in relation to the guidance that we publish at the beginning of each calendar year.
The percentage achievement of the Corporate Performance Target, or the Funding Percentage, determines the extent to which the CICP is funded. The CICP is funded with an amount equal to the aggregate target cash bonus amount multiplied by the Funding Percentage, except that if the Funding Percentage is less than 70% (“threshold funding”) then the CICP is not funded at all and no CICP bonuses are paid. For 2025, Pegasystems exceeded the Corporate Performance Target, resulting in a Funding Percentage of 120%.
Once the Funding Percentage is determined and the pool of funds for CICP bonuses is established, the actual bonus payment for each executive officer is subject to adjustment to reflect each individual’s level of contribution to our strategic goals, as determined by the Compensation Committee. The Chief Executive Officer assesses each other executive officer’s contribution to the overall operational plan and to such executive officer’s specific functional unit, and the Compensation Committee has the discretion to modify individual payout amounts to reflect an individual’s performance. For 2025, based on each executive officer’s contributions and individual performance and in light of the Company’s over-performance of the Corporate Performance Target, the Compensation Committee approved the payment of CICP bonuses to our named executive officers as follows, expressed as percentages of their target CICP bonus:
•Chief Executive Officer: 120% of target CICP bonus
•Chief Operating Officer and Chief Financial Officer: 127% of target CICP bonus
•Other named executive officers: 122% of target CICP bonus

Additional Cash Incentives
Additional cash incentives have historically been available to several executives other than our Chief Executive Officer based on the achievement of specific individual, business unit, and/or corporate performance goals established by our Chief Executive Officer. In 2025, Mr. Higgins and Leon Trefler were eligible to earn sales incentive commissions related to Global ACV Bookings. Because Pegasystems overachieved the 2025 goals for Global ACV Bookings, and Mr. Higgins and Leon Trefler received sales commissions representing 121% and 128%, respectively, of each executive’s target commissions.
Equity Awards
The Compensation Committee generally utilizes time-based stock options, performance-based stock options, and restricted stock units, or RSUs, to align the long-term interests of executives and shareholders and, in the case of performance-based stock options, incentivize the achievement of certain financial goals. All of our equity awards are granted under our 2004 Long-Term Incentive Plan, as amended and restated, or the “2004 Long-Term Incentive Plan.”
Performance-Based Stock Options - 2024
In March 2024, the Compensation Committee granted our named executive officers, other than our Chief Executive Officer, and certain other employees stock options with vesting conditioned on the Company’s achievement of ACV growth and Rule of 40 targets in fiscal years 2024 and 2025 (2024 PSOs). The 2024 PSOs vested over two years based on the Company’s achievement of financial performance targets: (1) 25% on the first anniversary of the grant date based on the achievement of financial performance goals for the year ended December 31, 2024, and (2) 75% on the second anniversary of the grant date based on the achievement of financial performance goals for the year ended December 31, 2025 subject to adjustment for the actual level of achievement. For the year ended December 31, 2024, the Company achieved the performance metrics at a 100% level, and 25% of the shares originally subject to the 2024 PSOs vested on March 4, 2025. For the year ended December 31, 2025, the Company over-achieved the performance metrics at a 160% level, and an additional 120% of the shares originally subject to the 2024 PSOs vested on March 4, 2026. The chart below shows the performance metrics and achievement scale for the 2025 tranche of the 2024 PSOs. For the year ended December 31, 2025, Pegasystems’ ACV growth was 14% on a constant currency basis, and the Company’s financial results exceeded the Rule of 40.

2024 PSOs: FY 2025 Achievement Scale
ACV Growth (constant currency)	Rule of 40
	39+	38
10%	80%	60%
11%	100%	80%
12%	120%	100%
13%	140%	120%
14%	160%	140%
15%	180%	160%

Performance-Based Stock Options - 2025
In March 2025, the Compensation Committee granted our named executive officers, other than our Chief Executive Officer, and certain other employees stock options with vesting conditioned on the Company’s achievement of ACV growth and Rule of 40 targets in fiscal years 2026 and 2027 (2025 PSOs). To help continue the Company’s momentum and reward executives for a strong fiscal year 2024 and to enhance the retention value of performance options, the Compensation Committee designed the 2025 PSOs with a longer performance period and vesting schedule than the 2024 PSOs. 50% of the shares originally subject to the 2025 PSOs are eligible to vest quarterly over two years beginning on the second anniversary of the grant date based on the achievement of financial performance goals for the year ending December 31, 2026, and 50% of the shares originally subject to the 2025 PSOs are eligible to vest quarterly over two years beginning on the third anniversary of the grant date based on the achievement of financial performance goals for the year ending December 31, 2027, in each case subject to adjustment for the actual level of achievement. Any shares subject to 2025 PSOs not earned for the applicable performance period are forfeited.
CICP RSUs
Executive officers and other employees may elect to receive 50% of their target incentive compensation under the CICP in the form of RSUs instead of cash. As an added incentive, the number of RSUs receivable by executive officers and other employees upon such election is determined by dividing 50% of their target incentive compensation by an amount equal to 85% of the closing price of our common stock on the date of grant.
If elected pursuant to the CICP, the RSUs are granted in March and vest 100% on the first anniversary of the date of grant if the Funding Percentage is at least 70%, as described in the CICP - Bonus section above, and the executive or employee is employed by the Company and in good standing with satisfactory performance as of the vesting date. If these conditions are not met, the RSUs do not vest, and the award expires. Because the Funding Percentage for the 2025 CICP exceeded the 70% target, the CICP RSUs granted in March 2025 vested 100% in March 2026.

RSUs and Stock Options with Time-Based Vesting
In addition to the performance-based stock options and CICP RSUs described above, we also grant stock options with time-based vesting to all of our executive officers and RSUs with time-based vesting to our executive officers other than our Chief Executive Officer. We believe these time-based equity awards are an important retention tool, as the equity awards vest over a multiple-year period only if the executive continues to be employed by us on each vest date. The Compensation Committee grants stock options to incentivize and reward executives if the Company’s stock price increases over the exercise price of the options, while mitigating retention risk with RSUs, which have value even if the Company’s stock price declines. RSUs also help mitigate shareholder dilution, as an RSU award can provide equivalent value to the executive as a stock option but through the issuance of fewer shares.
In 2025, the Compensation Committee granted a stock option with time-based vesting to our Chief Executive Officer and a mix of stock options and RSUs with time-based vesting to our other named executive officers. These stock options and RSU awards vest over four years based on continued employment.
Equity Award Granting Practices
Newly hired employees typically receive an initial equity award of either time-based RSUs or a combination of time-based RSUs and options upon joining Pegasystems, and the Company’s practice is to grant these awards on the first business day of the first or second month following the employee’s start date. The Compensation Committee also makes periodic grants of time-based stock options and RSUs as well as grants of performance options to executive officers and certain employees, typically at the Compensation Committee’s regularly scheduled March meeting.
We do not consider material nonpublic information or its release dates when determining the timing or terms of stock option grants, and we do not time the disclosure of material nonpublic information to affect the value of executive compensation. The exercise price of a newly granted option is the closing price of our common stock on the Nasdaq on the date of grant or, if the grant date falls on a non-trading day, the closing price of our common stock on the Nasdaq on the last trading day preceding the date of grant.
Other Perquisites
In addition to the elements of compensation discussed above, we offer the executive officers contributions towards medical, dental, vision, life, accidental death and dismemberment, disability, and long-term insurance premiums. We do not offer deferred compensation of any kind, nor do we offer retirement benefits, other than a 401(k) defined contribution plan, and contributions and cash allowances related to a defined contribution pension plan in the UK. We typically match, on a quarterly basis, 50% of contributions made by executive officers and other employees to the 401(k) plan, up to 6% of the executive officer’s or employee’s base salary. We contribute 5% of the executive officer’s or employee’s base salary to the UK pension plan, as part of the total 9% contribution, which also includes 4% from the employee’s pre-tax salary.

SEVERANCE, RETENTION, AND CHANGE IN CONTROL BENEFITS
We have entered into employment offer letters with Messrs. Stillwell and Higgins containing provisions for additional compensation upon termination of employment under certain circumstances. The agreement with Mr. Stillwell provides that, in the event his employment is terminated by us without cause, he will receive a severance payment equal to six months of then-current base salary, plus an additional month for each year of service with a maximum of 12 months’ total severance. In addition, in the event of a sale of Pegasystems and termination of his employment, all of Mr. Stillwell’s unvested stock options and RSUs would be subject to immediate full acceleration of vesting. Mr. Higgins’ agreement provides that, in the event of a sale of Pegasystems and termination of Mr. Higgins’ employment, all unvested stock options and RSUs granted as part of his new hire equity award would be subject to immediate full acceleration of vesting.
Our primary rationale for these benefits is that we believe it is standard in our industry to provide a reasonable severance payment to certain high ranking executive officers in the event that they are terminated without cause, and that the absence of such arrangements might jeopardize our chances of hiring and retaining such executives. We limit such post-termination compensation arrangements to situations in which such executive officers are actually terminated, rather than those in which there is a mere change of control.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following quantifies the potential payments and benefits to Messrs. Stillwell and Higgins upon termination of employment or a change in control, assuming such event occurred on December 31, 2025. These numbers do not reflect the actual amounts that may be paid to such persons, which would only be known at the time that they become eligible for payment and would only be payable if the specified event occurs. Under the terms of the employment offer letters described above:
•If Mr. Stillwell had been terminated without cause on December 31, 2025, he would have received a severance payment of $550,000.
•In addition, if, on December 31, 2025, Mr. Stillwell had been terminated following a sale of Pegasystems, the value of his accelerated RSUs would have been $8,181,162, and the value of his accelerated stock options would have been $13,221,202, excluding out-of-the-money options.

•If, on December 31, 2025, Mr. Higgins had been terminated following a sale of Pegasystems, the value of his accelerated RSUs would have been $220,128, and the value of his accelerated stock options would have been $0, as all of the options subject to acceleration were out-of-the-money.
The value of accelerated unvested options as of December 31, 2025 is calculated by taking the difference between the closing price of our common stock on NASDAQ Global Select Market on the last trading day of the fiscal year ($59.72 on December 31, 2025) and the option exercise price and multiplying it by the number of shares subject to accelerated options. For RSUs, the value represents the closing price of our common stock on the last trading day of the fiscal year, multiplied by the number of accelerated units.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION
Section 162(m) of the Internal Revenue Code of 1986, as amended, generally imposes limitations on the deductibility for corporate federal income tax purposes of compensation over $1,000,000 paid to certain executive officers and other individuals. As a result, we expect that compensation awarded to our U.S.-based named executive officers will not be deductible to the extent it exceeds $1,000,000. The Compensation Committee will continue to award compensation to our executive officers as it deems appropriate, even though it may not be fully deductible for purposes of Section 162(m). Accordingly, compensation attributable to our Executive Incentive Plan, additional cash incentives, equity awards, or severance may not be fully deductible for the purposes of Section 162(m).

COMPENSATION PRACTICES RISK ASSESSMENT
We conduct an annual risk assessment of our compensation programs for executive officers and all other employees. Our Finance, Legal, People, Internal Audit, Sales, and Compliance functions reviewed our compensation programs, practices and policies, referred to as the Compensation Programs. Management reviewed and discussed the findings of this review with the Compensation Committee, and with our Disclosure Committee, including representatives from our Finance, Legal, Communications, Compliance, and People functions. Based upon this assessment, we have concluded that our Compensation Programs are balanced and do not, by design, motivate excessive risk taking by management and other employees.

CEO PAY RATIO
We are providing the following information about the relationship between the annual total compensation of our employees and the annual total compensation of our Chief Executive Officer. For 2025, our last completed fiscal year:
•The annual total compensation of our median employee, calculated in accordance with SEC rules was $113,833;
•The annual total compensation of our Chief Executive Officer, as reported in the Summary Compensation Table of this proxy statement, was $8,332,032; and
•The ratio of the annual total compensation of our Chief Executive Officer to the median employee was approximately 73 to 1.
As permitted by SEC rules, we elected to use the same median employee in 2025 for comparison purposes as we used in 2023. In 2023, the median employee was identified using the following methodology:
•We selected December 1, 2023, which is within the last three months of 2023, as the date upon which we would identify the median employee.
•In determining the employee population to be used to calculate the compensation of the median employee, we included employees in all countries.
•We compared the annual base salary, target bonus, sales commissions, and additional cash incentive compensation for the employee population for the 2023 calendar year. This is referred to as On-Target Earnings.
•Based on the On-Target Earnings of each employee, we identified the Median Cohort, of approximately 547 employees consisting of the median employee and the employees 5% above and 5% below the median On-Target Earnings.
•We examined the applicable payroll data of actual cash earnings for each employee in the Median Cohort, including base salary, bonus, sales commissions, additional cash incentive compensation and car allowance paid in calendar year 2023 and we identified the employee who earned the median cash earnings within the Median Cohort. That employee is our median employee.
•A U.S. dollar exchange rate as of a date in December 2023 was applied to compensation reported in a foreign currency.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain information with respect to our equity compensation plans in effect as of December 31, 2025:

(in thousands, except per share amounts)	(a) Number of Shares of Common Stock to be Issued Upon Exercise of Outstanding Stock Options and Vesting of RSUs(2) (3)	(b) Weighted-average Exercise price per Share of Outstanding Stock Options(4)	(c) Number of Shares of Common Stock Remaining Available for Future Issuance (excluding those in column (a))(5)
Equity compensation plans approved by shareholders(1)	30,030	$33.14	21,706
(1) We currently maintain two equity compensation plans: the 2004 Long-Term Incentive Plan and the 2006 Employee Stock Purchase Plan as amended (“2006 ESPP”). In addition to the issuance of stock options, the 2004 Long-Term Incentive Plan allows for the issuance of stock purchase rights and other stock-based awards, including RSUs. Our shareholders previously approved each of these plans and all amendments that were subject to shareholder approval. See “16. Stock-Based Compensation” in Item 8 of our Annual Report filed on Form 10-K for the year ended December 31, 2025 for additional information.
(2) The number of shares of common stock issued upon exercise of vested stock options and vesting of RSUs will be less than the 30.0 million shown above because equity grants to our executive officers subject to Section 16 of the Exchange Act use the “net settlement” feature for stock options and RSUs. This feature enables the Company to withhold shares to cover the cost to exercise stock options and, if applicable, to cover taxes due (in the case of stock options and RSUs) based on the fair value of the shares at the exercise date (in the case of stock options) or vesting date (in the case of RSUs), instead of selling all the shares on the open market to satisfy these obligations. The settlement of exercised stock options and vested RSUs on a net share basis for our executive officers will result in fewer shares issued by the Company. In addition, the above indicated number of shares to be issued upon exercise of outstanding stock options and vesting of RSUs does not include 1.8 million shares reserved for issuance in the event of maximum achievement in connection with the 2024 and 2025 performance-based option awards. The number of shares of common stock remaining available for issuance have been reduced by the 1.8 million shares reserved in the event of maximum achievement in connection with the 2024 and 2025 performance-based option awards.
(3) During 2025, the Company issued 8.6 million shares of common stock upon exercise of vested stock options and vesting of RSUs.
(4) The weighted-average exercise price does not consider the shares issuable upon vesting of outstanding RSUs, which have no exercise price.
(5) Includes approximately 1.6 million shares remaining available for issuance as of December 31, 2025 under the 2006 ESPP.

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
The following table sets forth information required under applicable SEC rules about the compensation for 2025, 2024, and 2023 of our named executive officers:

	Year	Salary	Bonus		Stock Awards(1)		Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
Alan Trefler Chairman and Chief Executive Officer	2025	$600,000	$—		$—		$7,001,532	$720,000	$10,500	$8,332,032
	2024	$571,731	$—		$—		$6,499,454	$600,319	$10,350	$7,681,854
	2023	$495,000	$—		$—		$4,550,006	$495,000	$9,900	$5,549,906
Kenneth Stillwell Chief Operating Officer and Chief Financial Officer	2025	$550,000	$—		$2,258,459	(5)	$3,206,202	$330,343	$10,500	$6,355,504
	2024	$544,615	$—		$2,396,175	(5)	$2,805,817	$247,721	$10,350	$6,004,678
	2023	$530,000	$—		$2,181,866	(5)	$1,539,691	$185,500	$9,900	$4,446,957
Rifat Kerim Akgonul Chief Product Officer	2025	$491,262	$—		$1,206,236	(5)	$2,096,390	$234,760	$10,500	$4,039,148
	2024	$463,154	$—		$1,247,858	(5)	$1,648,857	$203,901	$10,350	$3,574,120
	2023	$450,000	$—		$1,015,747	(5)	$908,114	$135,000	$9,900	$2,518,761
John Gerard Higgins Chief of Client and Partner Success(6)	2025	$520,841	$293,540	(7)	$1,143,530	(5)	$2,096,390	$170,103	$12,386	$4,236,791
	2024	$480,381	$255,030	(7)	$1,227,342	(5)	$1,771,831	$133,598	$22,648	$3,890,830
	2023	$472,372	$156,522	(7)	$988,164	(5)	$1,002,264	$118,093	$—	$2,737,415
Leon Trefler Chief of Clients and Markets	2025	$415,000	$523,629	(7)	$1,000,059		$2,096,390	$252,467	$10,500	$4,298,045
	2024	$410,962	$485,764	(7)	$1,088,941		$1,771,831	$215,755	$10,350	$3,983,603
	2023	$400,000	$324,198	(7)	$999,621		$1,059,451	$200,000	$9,900	$2,993,170
(1) These amounts reflect the dollar amount of the aggregate grant date fair value of RSU awards granted in each of the fiscal years shown in accordance with FASB ASC Topic 718. The calculation of the fair value of RSU awards is set forth in "16. Stock-Based Compensation" in Item 8 of our Annual Report filed on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 10, 2026.
(2) These amounts reflect the dollar amount of the aggregate grant date fair value of stock option awards granted in each of the fiscal years shown in accordance with FASB ASC Topic 718. The assumptions used to calculate the value of option awards are set forth in “16. Stock-Based Compensation” in Item 8 of our Annual Report filed on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 10, 2026. With respect to the performance-based options included in these amounts, the values were determined based on the expected performance at the time of grant. If the maximum level of performance is assumed for the performance-based options granted in 2025, the value of those performance based options would be $2,411,484 instead of $1,205,742 for Mr. Stillwell; $2,192,290 instead of $1,096,145 for Mr. Akgonul, Mr. Higgins, and for Leon Trefler. Alan Trefler did not receive performance based options in 2025.
(3) Represents cash bonuses earned under the CICP in the year shown and paid in the following year.
(4) Represents our 401(k) match for all named executive officers, with the exception of Mr. Higgins, during the years shown. For Mr. Higgins, these amounts represent company contributions and cash allowances in connection with our UK defined contribution pension plan.
(5) These amounts include the named executive officer’s election to receive 50% of his target incentive compensation under the CICP in the year shown in the form of RSUs instead of cash.
(6) Mr. Higgins’ salary, bonus, non-equity incentive plan compensation and all other compensation was converted from British Pounds to USD using the exchange rate as of December 31st of each applicable year.
(7) Represents additional cash incentives for sales commissions earned during the years shown.

GRANTS OF PLAN-BASED AWARDS
The following table sets forth certain information with respect to the plan-based awards granted during or for the fiscal year ended December 31, 2025 to each of the named executive officers:

		Estimated Future Payouts Under								All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards(2)
		Non-Equity Incentive Plan Awards(1)				Equity Incentive Plan Awards
	Grant Date	Threshold	Target		Maximum (3)	Threshold	Target		Maximum
Alan Trefler		$420,000	$600,000.00		$—
	3/4/2025										450,018	$38.82	$7,001,532
Kenneth Stillwell		$173,250	$247,500	(4)	$—
	3/4/2025					6,668	6,668	(4)	6,668				$258,418
	3/4/2025									51,694			$2,000,041
	3/4/2025										128,578	$38.82	$2,000,460
	3/4/2025					35,359	70,718	(5)	141,436			$38.82	$1,205,742
Rifat Kerim Akgonul		$128,956	$184,223	(4)	$—
	3/4/2025					5,320	5,320	(4)	5,320				$206,177
	3/4/2025									25,848			$1,000,059
	3/4/2025										64,290	$38.82	$1,000,245
	3/4/2025					32,145	64,290	(5)	128,580			$38.82	$1,096,145
John Gerard Higgins (6)		$91,147	$130,210	(4)	$—
	3/4/2025					3,702	3,702	(4)	3,702				$143,471
	3/4/2025									25,848			$1,000,059
	3/4/2025										64,290	$38.82	$1,000,245
	3/4/2025					32,145	64,290	(5)	128,580			$38.82	$1,096,145
Leon Trefler		$145,250	$207,500		$—
	3/4/2025									25,848			$1,000,059
	3/4/2025										64,290	$38.82	$1,000,245
	3/4/2025					32,145	64,290	(5)	128,580			$38.82	$1,096,145
(1) All awards were made pursuant to our 2025 CICP.
(2) Reflects the dollar amount of the grant date fair value for the option and RSU awards, in accordance with FASB ASC Topic 718. The assumptions used in determining the grant date fair values calculations are set forth in “16. Stock-Based Compensation” in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 10, 2026.
(3) There is no maximum payout amount, as additional incentives can be earned for performance above targets, as determined by the Board of Directors in its discretion.
(4) Reflects the named executive officer’s election to receive 50% of his target incentive compensation under the 2025 CICP in the form of RSUs instead of cash. The RSUs granted were determined by dividing 50% of the employee's annual Target Incentive Opportunity by 85% of the closing price of our stock on the date of grant, less the present value of expected dividends during the vesting period. The 15% discount to the closing price, which is used to calculate the number of RSUs granted, provides an additional incentive to employees to acquire our stock. If the performance conditions described in the CICP - Bonus section of Compensation Discussion and Analysis are achieved, then the RSU award vests 100% on the first anniversary of the grant date. If these conditions are not met, the RSUs do not vest, and the award expires.
(5) Reflects performance stock options that vest as to 50% of the shares subject to the options quarterly over two years beginning on the second anniversary of the grant date based on the achievement of certain performance targets for the year ending December 31, 2026 and as to the remaining 50% of the shares subject to the options quarterly over two years beginning on the third anniversary of the grant date based on the achievement of certain performance targets for the year ending December 31, 2027. The maximum achievement of the performance targets is 200%.
(6) Mr. Higgins’ Non-Equity Incentive Plan Awards are converted from British Pounds to USD using the exchange rate as of December 31, 2025.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table sets forth certain information with respect to the value of outstanding equity awards at December 31, 2025, previously granted to the named executive officers.

	Option Awards								Stock Awards
	Number of Securities Underlying Unexercised Options				Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options		Option Exercise Price	Option Expiration Date(1)	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2)
	Exercisable		Unexercisable
Alan Trefler	265,818		—				$32.18	3/6/2029
	220,850		—				$45.03	3/3/2030
	162,314	(3)	8,542	(3)			$65.23	3/2/2031
	360,046	(3)	120,014	(3)			$42.70	3/1/2032
	483,272		—				$23.64	3/7/2033
	219,850	(4)	282,664	(4)			$31.05	3/5/2034
	—	(4)	450,018	(4)			$38.82	3/4/2035
									2,498	(3)	$149,181
Kenneth Stillwell	110,426		—				$45.03	3/3/2030
	74,914	(3)	3,942	(3)			$65.23	3/2/2031
	110,784	(3)	36,928	(3)			$42.70	3/1/2032
	—	(5)	103,680	(5)			$16.95	11/2/2032
	8,804	(4)	79,240	(4)			$31.05	3/5/2034
	—	(6)			108,000	(6)	$31.05	3/5/2034
	—	(4)	128,578	(4)			$38.82	3/4/2035
	—		—		141,436	(7)	$38.82	3/4/2035
									1,152	(3)	$68,797
									11,754	(3)	$701,949
									26,104	(4)	$1,558,931
									39,620	(4)	$2,366,106
									51,694	(4)	$3,087,166
												6,668	(8)	$398,213
Rifat Kerim Akgonul	13,908		—				$29.48	3/5/2028
	25,190		—				$32.18	3/6/2029
	53,004		—				$45.03	3/3/2030
	29,966	(3)	1,578	(3)			$65.23	3/2/2031
	55,392	(3)	18,464	(3)			$42.70	3/1/2032
	50,000		—				$26.24	6/5/2032
	66,028	(5)	49,336	(5)			$16.95	11/2/2032
	72,454		—				$23.64	3/7/2033
	30,816	(4)	39,620	(4)			$31.05	3/5/2034
	15,000	(6)			81,000	(6)	$31.05	3/5/2034
	—	(4)	64,290	(4)			$38.82	3/4/2035
	—		—		128,580	(7)	$38.82	3/4/2035
									462	(3)	$27,591
									5,876	(3)	$350,915
									11,392	(4)	$680,330
									19,810	(4)	$1,183,053
									25,848	(4)	$1,543,643
												5,320	(8)	$317,710

	Option Awards								Stock Awards
	Number of Securities Underlying Unexercised Options				Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options		Option Exercise Price	Option Expiration Date(1)	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2)
	Exercisable		Unexercisable
John Gerard Higgins	11,970		630				$68.04	3/1/2031
	60,440	(9)	3,180	(9)			$68.04	3/1/2031
	8,664	(10)	2,888	(10)			$68.04	3/1/2031
	5,802	(11)	4,746	(11)			$68.04	3/1/2031
	48,468	(3)	16,156	(3)			$42.70	3/1/2032
	100,000		—				$26.24	6/5/2032
	77,152	(5)	52,384	(5)			$16.95	11/2/2032
	106,454		—				$23.64	3/7/2033
	30,816	(4)	39,620	(4)			$31.05	3/5/2034
	17,500	(6)			94,500	(6)	$31.05	3/5/2034
	—	(4)	64,290	(4)			$38.82	3/4/2035
	—		—		128,580	(7)	$38.82	3/4/2035
									184	(3)	$10,988
									920	(9)	$54,942
									922	(10)	$55,062
									1,660	(11)	$99,135
									5,142	(3)	$307,080
									11,392	(4)	$680,330
									19,810	(4)	$1,183,053
									25,848	(4)	$1,543,643
												3,702	(8)	$221,083
Leon Trefler	48,764		—				$22.15	3/2/2027
	46,654		—				$29.48	3/5/2028
	53,164		—				$32.18	3/6/2029
	53,004		—				$45.03	3/3/2030
	24,972	(3)	1,314	(3)			$65.23	3/2/2031
	55,392	(3)	18,464	(3)			$42.70	3/1/2032
	100,000		—				$26.24	6/5/2032
	148,028	(5)	49,336	(5)			$16.95	11/2/2032
	112,528		—				$23.64	3/7/2033
	30,816	(4)	39,620	(4)			$31.05	3/5/2034
	17,500	(6)			94,500	(6)	$31.05	3/5/2034
	—	(4)	64,290	(4)			$38.82	3/4/2035
	—		—		128,580	(7)	$38.82	3/4/2035
									384	(3)	$22,932
									5,876	(3)	$350,915
									13,290	(4)	$793,679
									19,810	(4)	$1,183,053
									25,848	(4)	$1,543,643
(1) All stock options expire ten years after the grant date.
(2) Market value is calculated using a share price of $59.72, the closing price of our common stock on the NASDAQ Global Select Market on December 31, 2025.
(3) This equity award vests on a five-year schedule, with 20% vesting after one year and the remaining 80% vesting in equal quarterly installments over the remaining four years.
(4) This equity award vests on a four-year schedule, with 25% vesting after one year and the remaining 75% vesting in equal quarterly installments over the remaining three years.
(5) This stock option vests in equal quarterly installments over four years.

(6) This stock option vests over two years based on the Company’s achievement of financial performance targets: (1) 25% on the first anniversary of the grant date based on the achievement of financial performance targets for the year ended December 31, 2024 and (2) 75% on the second anniversary of the grant date based on the achievement of financial performance targets for the year ended December 31, 2025 subject to adjustment for the actual level of achievement. The first tranche vested 100% based on the Company’s achievement of the 2024 financial performance targets, and the maximum achievement of the 2025 performance targets would result in 180% of the shares in the second tranche vesting. The number of shares in the Number of Securities Underlying Unexercised Unearned Options column reflects the maximum achievement of the 2025 performance targets; however, the actual level of achievement for the second tranche was 160%, as described in the Compensation Discussion and Analysis section of this proxy statement.
(7) This stock option vests based on the Company’s achievement of financial performance targets: (1) 50% based on the achievement of financial performance targets for the year ending December 31, 2026 and (2) 50% based on the achievement of financial performance targets for the year ending December 31, 2027, with each tranche subject to adjustment for the actual level of achievement. If the financial performance targets for the first tranche are achieved, then that tranche will vest in equal quarterly installments over two years beginning on the second anniversary of the grant date. If the financial performance targets for the second tranche are achieved, then that tranche will vest in equal quarterly installments over two years beginning on the third anniversary of the grant date. The maximum achievement of the performance targets is 200%, and the number of shares in the Number of Securities Underlying Unexercised Unearned Options column reflects the maximum achievement of the performance targets for both tranches.
(8) This RSU award was granted in connection with the named executive officer’s election to receive 50% of his target incentive compensation under the 2025 CICP in the form of RSUs instead of cash. The RSU award vests 100% on the first anniversary of the grant date if the performance conditions described in the CICP - Bonus section of Compensation Discussion and Analysis are achieved.
(9) This equity award vests in equal quarterly installments over five years.
(10) This equity award vests on a six-year schedule, with 20% vesting on the second anniversary of the grant date and the remaining 80% vesting in equal quarterly installments over the remaining four years.
(11) This equity award vests on a seven-year schedule, with 20% vesting on the third anniversary of the grant date and the remaining 80% vesting in equal quarterly installments over the remaining four years.

OPTION EXERCISES AND STOCK VESTED TABLE
The following table sets forth certain information with respect to stock option exercises and restricted stock unit vestings for each of the named executive officers during the fiscal year ended December 31, 2025:

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)
Alan Trefler	—	$—	12,776	$602,336
Kenneth Stillwell	564,866	$17,052,102	74,154	$3,485,887
Rifat Kerim Akgonul	219,068	$7,499,033	36,864	$1,713,190
John Gerard Higgins	80,000	$2,742,400	38,994	$1,831,919
Leon Trefler	91,320	$3,504,923	32,948	$1,576,986
(1) This amount is equal to the difference between the fair market value of the shares acquired on the exercise date less the exercise price, multiplied by the number of shares exercised.
(2) This amount is the closing price per share of our common stock on the vesting date, multiplied by the number of shares vested.

PAY VERSUS PERFORMANCE
As described in greater detail in the “Compensation Discussion and Analysis” section, our executive compensation program reflects a variable pay-for-performance philosophy. The following table and related disclosures provide further “pay versus performance” disclosures with respect to our chief executive officer, also referred to as our principal executive officer (PEO), and our other named executive officers (NEOs), as contemplated by Item 402(v) of Regulation S-K.

					Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total to PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(2)	Company TSR(4)	Peer Group TSR(5)	Net Income (Loss)(6)	ACV Growth(7)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	$8,332,032	$21,544,886	$4,732,372	$12,751,275	$90.49	$154.55	$393,437,000	14%
2024	$7,681,854	$26,286,687	$4,363,308	$15,331,839	$70.48	$147.08	$99,189,000	11%
2023	$5,549,906	$9,282,305	$3,174,076	$6,770,951	$36.90	$117.75	$67,808,000	11%
2022	$7,448,708	$(8,421,292)	$6,085,252	$926,336	$25.79	$73.76	$(345,582,000)	16%
2021	$7,517,898	$3,999,210	$2,050,969	$977,576	$83.99	$115.29	$(63,040,000)	21%
(1) The dollar amounts in column (b) are the amounts of total compensation reported for Mr. Trefler (our Chief Executive Officer or PEO) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation – Summary Compensation Table.”

(2) The dollar amounts reported in column (c) and (e), represent the amount of “compensation actually paid” (CAP) to Mr. Trefler and the average amount of CAP to the Non-PEO NEOs as a group, respectively, in the applicable year, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the applicable persons during the applicable year. In accordance with Item 402(v) of Regulation S-K, the following adjustments were made to the compensation for Mr. Trefler, and the Non-PEO NEOs as a group, for each year to determine the “compensation actually paid”:

PEO
Year	Summary Compensation Table Total	Reported Value of Equity Awards	Equity Award Adjustments	Compensation Actually Paid to PEO
		(a)	(b)
2025	$8,332,032	$(7,001,532)	$20,214,386	$21,544,886
2024	$7,681,854	$(6,499,454)	$25,104,287	$26,286,687
2023	$5,549,906	$(4,550,006)	$8,282,405	$9,282,305
2022	$7,448,708	$(6,499,058)	$(9,370,942)	$(8,421,292)
2021	$7,517,898	$(6,791,448)	$3,272,760	$3,999,210
Average for Non-PEO NEOs
Year	Average Summary Compensation Table Total	Average Reported Value of Equity Awards	Average Equity Award Adjustments	Average Compensation Actually Paid to Non-PEO NEOs
		(a)	(b)
2025	$4,732,372	$(3,775,914)	$11,794,817	$12,751,275
2024	$4,363,308	$(3,489,663)	$14,458,194	$15,331,839
2023	$3,174,076	$(2,423,730)	$6,020,605	$6,770,951
2022	$6,085,252	$(5,371,991)	$213,075	$926,336
2021	$2,050,969	$(1,380,855)	$307,462	$977,576

(a)     Represents the grant date fair value of equity-based awards granted each year as reported in the “Stock Awards” and “Option Awards” column in the Summary Compensation Table for the applicable year.
(b) The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The assumptions and calculations used to determine the fair values of unvested equity awards at each year end and the fair value of equity awards vested in the year were consistent with those disclosed in “16. Stock-Based Compensation” in Item 8 of our Annual Report filed on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 10, 2026, except for the expected term assumptions for out-of-the-money option awards. For these options, the expected term was calculated as the remaining time to vest plus one-half of the remaining contractual life as of each calculation date. The amounts deducted or added in calculating the equity award adjustments are as follows:

PEO	2021	2022	2023	2024	2025
Plus: Fair Value for Equity Awards Granted in the Covered Year that are Unvested at End of Year	$5,970,863	$1,670,442	$4,227,862	$11,838,077	$13,306,466
Change in Fair Value of Outstanding Unvested Equity Awards from Prior Year	$(3,176,116)	$(8,254,132)	$1,630,247	$9,177,444	$3,085,602
Change in Fair Value of Equity Awards from Prior Years that Vested in the Covered Year	$478,013	$(2,787,252)	$2,424,296	$4,088,766	$3,822,318
Total Adjustment	$3,272,760	$(9,370,942)	$8,282,405	$25,104,287	$20,214,386

Average for Non-PEO NEOs	2021	2022	2023	2024	2025
Plus: Fair Value for Equity Awards Granted in the Covered Year that are Unvested at End of Year	$1,212,976	$3,242,092	$2,390,255	$5,931,230	$6,682,855
Change in Fair Value of Outstanding Unvested Equity Awards from Prior Year	$(1,003,521)	$(2,220,401)	$1,799,119	$5,902,078	$3,302,634
Change in Fair Value of Equity Awards from Prior Years that Vested in the Covered Year	$98,007	$(808,616)	$1,831,231	$2,624,886	$1,809,328
Total Adjustment	$307,462	$213,075	$6,020,605	$14,458,194	$11,794,817
(3) The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding Mr. Trefler, who has served as our CEO in each of the covered years) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Mr. Trefler) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2025, 2024, 2023 and 2022, Kenneth Stillwell, Rifat Kerim Akgonul, John Gerard Higgins, and Leon Trefler and (ii) for 2021, Kenneth Stillwell, Rifat Kerim Akgonul, Michael Pyle, Hayden Stafford, and Leon Trefler. Refer to “Executive Compensation – Summary Compensation Table.”
(4) Company TSR is calculated to show the cumulative shareholder return on our common stock during the covered period, assuming an investment of $100 on December 31, 2020 and the reinvestment of dividends.

(5) The peer group used for this purpose is the following published industry index: The Standard & Poor’s North American Technology Sector – Software IndexTM. This is the same published industry index used in the stock performance graph and cumulative total stockholder return in Item 5 of our Annual Report filed on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 10, 2026. Amounts reflect the Total Return Index of the Standard & Poor’s North American Technology Sector – Software IndexTM for each of the last five fiscal years, assuming an investment of $100 on December 31, 2020
(6) The dollar amounts reported represent the amount of net income (loss) reflected in our audited financial statements for the applicable year.
(7) ACV growth is the percentage increase in ACV on a constant currency basis compared to the prior year.

Relationship between Compensation Actually Paid and Performance Metrics
The following graph shows the relationship between the amount of compensation actually paid to Mr. Trefler and the average amount of compensation actually paid to the Non-PEO NEOs and the total shareholder return of Pegasystems and its peer group, as set forth in the Pay Versus Performance Table above.

Compensation Actually Paid vs. Company and Peer Group TSR
Compensation Actually Paid ($ in thousands)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$—
$(5,000)
$(10,000)
$(15,000)
Total Shareholder Return (Value of Fixed $100 Investment)
$180.00
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$—
$115.29
$73.76
$117.75
$147.08
$154.55
$83.99
$25.79
$36.90
$70.48
$90.49
2021
2022
2023
2024
2025
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Company TSR
Peer Group TSR

The following graph shows the relationship between the amount of compensation actually paid to Mr. Trefler and the average amount of compensation actually paid to the Non-PEO NEOs and Pegasystems’ net income (loss) for each fiscal year, as set forth in the Pay Versus Performance Table above.

Compensation Actually Paid vs. Net Income (Loss)
Compensation Actually Paid ($ in thousands)
Net Income (Loss) ($ in thousands)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$—
$(5,000)
$(10,000)
$(15,000)
$(20,000)
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$—
$(100,000)
$(200,000)
$(300,000)
$(400,000)
$(63,040)
$(345,582)
$67,808
$99,189
$393,437
2021
2022
2023
2024
2025
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Income (Loss)

The following graph shows the relationship between the amount of compensation actually paid to Mr. Trefler and the average amount of compensation actually paid to the Non-PEO NEOs and Pegasystems’ ACV Growth, as set forth in the Pay Versus Performance Table above. We chose ACV Growth as our Company Selected Measure for evaluating Pay Versus Performance because it is a key metric used in our Corporate Incentive Compensation Plan and performance-based stock options.

Compensation Actually Paid vs. ACV Growth
Compensation Actually Paid ($ in thousands)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$—
$(5,000)
$(10,000)
$(15,000)
ACV Growth (in constant currency)
25%
20%
15%
10%
5%
—%
21%
16%
11%
11%
14%
2021
2022
2023
2024
2025
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
ACV Growth

Pay versus Performance Tabular List
The following are our most important performance measures we use to link “Compensation Actually Paid” to our NEOs to our performance, over the year ended December 31, 2025:

ACV Growth
Rule of 40
The information contained above under the heading “Pay Versus Performance” shall not be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that we specifically incorporate it by reference in any such filing.
PROPOSAL 3 – RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has selected Deloitte & Touche LLP, independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2026. Deloitte & Touche LLP audited our financial statements for the fiscal year ended December 31, 2025. Although shareholder approval of the selection of Deloitte & Touche LLP is not required by law, our Board of Directors believes that it is advisable to give shareholders the opportunity to ratify this selection. We expect that representatives of Deloitte & Touche LLP will be present at the Annual Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from shareholders.
The Board of Directors recommends that you vote FOR the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES
Deloitte & Touche LLP, independent registered public accounting firm, audited our financial statements for the fiscal years ended December 31, 2025 and December 31, 2024.
The following table shows the fees for audit and other services provided by Deloitte & Touche LLP:

(in thousands)	2025	2024
Audit fees(1)	$3,260	$3,295
Tax fees(2)	332	369
All other fees(3)	254	344
	$3,846	$4,008
(1) Represents fees billed for professional services provided in connection with the annual audit, including the audit of internal control over financial reporting, the reviews of our quarterly reports on Form 10-Q, consents, assistance with the review of documents filed with the SEC, and statutory audits required internationally.
(2) Represents fees billed in the applicable year for tax compliance, tax advice, and tax planning services.
(3) Represents fees billed in connection with Pega Cloud information security assessment and audit services in Japan and for the subscription to an online accounting research tool.
AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES
Our Audit Committee pre-approves all services provided by our independent registered public accounting firm, for the purpose of maintaining the independence of our independent registered public accounting firm, a Public Company Accounting Oversight Board Registered Firm. For audit services, each year the independent registered public accounting firm provides the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the year, which must be accepted by the Audit Committee. The independent registered public accounting firm also submits an audit services fee proposal, which also must be approved by the Audit Committee before the audit commences.
Management also submits to the Audit Committee a description of non-audit services that it recommends the independent registered public accounting firm to perform and provides an estimate of the fees to be paid for each. The Audit Committee must approve both the non-audit services and the budget for each such service before commencement of the work.
All audit and non-audit services provided by Deloitte & Touche LLP in 2025 and 2024 were pre-approved by the Audit Committee.

CORPORATE GOVERNANCE
GENERAL
We are committed to strong corporate governance practices that support the long-term interests of our shareholders. Our Board of Directors regularly reviews our governance policies and practices and has adopted a number of governance measures intended to promote effective oversight and accountability.
We have adopted policies and procedures that we believe are in the best interests of Pegasystems and our shareholders, in particular:
•Declassified Board of Directors. All directors are elected annually.
•Majority Voting for Election of Directors. Director nominees must receive a majority of votes cast to be elected.
•No Hedging Policy. Our Insider Trading Policy prohibits directors, officers and employees from hedging or engaging in short sales of Company securities.
•Compensation Recovery Policy. In 2023, we adopted a compensation recovery policy in compliance with the final rules adopted by the SEC under Rule 10D-1 and the listing standards of the Nasdaq Stock Market. The policy provides for the mandatory recovery of erroneously awarded incentive-based compensation received by covered officers if we are required to prepare a financial restatement.
•Risk Subcommittee of the Audit Committee. In February 2025, the Audit Committee created a Risk Subcommittee to serve as the primary vehicle for the Board of Directors and Audit Committee to oversee the execution of enterprise risk management at the Company.

The Board of Directors has approved and adopted Corporate Governance Guidelines which provide a framework for corporate governance. These guidelines outline the qualifications required for Board members, the composition and structure of the Board, and the role and responsibilities of the Board. They also detail the various committees of the Board, as well as their structure and purpose. The guidelines address evaluating Board, committee, director and officer performance, establishing executive management talent succession plans, and reviewing pledged or margined shares of the Company’s common stock by executive officers and directors. The Board also has implemented stock ownership guidelines for our CEO, his executive direct reports, and our directors. Under these guidelines, our Chief Executive Officer is to own shares equal to three times his annual base salary, directors are to own shares equal to three times such director’s annual cash retainer, and our CEO’s executive direct reports are to own shares equal to one times such person’s annual base salary. In-the-money, vested stock options count towards satisfaction of the minimum share ownership level, but unvested equity awards do not. Each director and officer has until five years from the commencement of their services to achieve compliance. Until the minimum share ownership is achieved, the applicable director or officer must retain 50 percent of all net shares that vest. Currently, each of our directors and officers has satisfied the applicable minimum share ownership level or is within the applicable phase-in period contemplated by the guidelines.
The Risk Subcommittee serves as the primary vehicle for the Board of Directors and Audit Committee to oversee the execution of enterprise risk management at the Company. The Risk Subcommittee is responsible for reviewing the risk management policies and procedures of the Company, overseeing and monitoring the operating of the Company’s risk management framework, and identifying material risks relating to the Company’s compliance with applicable regulations.
We have a Compliance and Risk Governing Committee composed of senior representatives from across the Company that reports to and assists the Audit Committee, the Risk Subcommittee of the Audit Committee, and the Board as a whole in the oversight of regulatory, compliance and governance matters as well as risk management. The Compliance and Risk Governing Committee oversees our compliance and risk management programs, including policies and procedures for data privacy, cybersecurity, employee health and safety, compliance with anti-corruption and anti-bribery laws, and environmental, social and governance matters, including climate-related matters. In addition, we have a standing Security and Quality Steering Group, whose members include our Chief Information Security Officer (“CISO”), Chief Product Officer, and Vice President of Cloud Technology, and which is charged with providing strategic direction for the implementation and ongoing operation of our cyber security program.
We have a written Code of Conduct that applies to our Board of Directors and all our employees, including our principal executive officer, principal financial officer, and principal accounting officer, and to persons performing similar functions.
You can access the current charters for our Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, our Corporate Governance Guidelines, and our Code of Conduct in the “Leadership & Governance” section of our website at www.pega.com or by contacting:
Pegasystems Inc.
225 Wyman Street, Ste 300
Waltham, MA 02451-1293
Attention: Benjamin Y. Ostapuk, Chief Legal Officer and Secretary
Telephone: (617) 374-9600

DETERMINATION OF INDEPENDENCE
Under Nasdaq rules, a director of the Company will only qualify as an “independent director” if, in the opinion of the Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that each member of the Board, other than Mr. Trefler, is an “independent director” as defined under Nasdaq Rule 5605(a)(2).
BOARD LEADERSHIP STRUCTURE AND RISK OVERSIGHT
The Board, along with the Audit Committee and the Risk Subcommittee of the Audit Committee, oversees the Company’s risk management process. As noted above, in February 2025, the Audit Committee created a Risk Subcommittee to serve as the primary vehicle for the Board of Directors and Audit Committee oversight of the execution of enterprise risk management at the Company. The Risk Subcommittee oversees the Company’s risk management framework and related policies. The Board has vested its oversight of corporate governance to the Nominating and Corporate Governance Committee. Our CISO periodically meets with the Board to provide updates on our cybersecurity program and also provides periodic reports to the Risk Subcommittee. In addition, as part of its core functions, the Audit Committee reviews our internal audit, business, and financial controls in collaboration with our senior management, including our Chief Compliance Officer and our Vice President of Internal Audit.
Since our inception in 1983, Mr. Trefler, our founder, has served as Chairman of our Board of Directors and as our Chief Executive Officer. We believe a combined Chairman and Chief Executive Officer, along with independent Board committees and a largely independent Board, provides balanced leadership for the Company. We do not have a lead independent director.
In his dual role as Chairman and Chief Executive Officer, Mr. Trefler leads the Company and helps align management and the Board. As the Company’s founder, he brings deep knowledge of the business and its operations.
DIRECTOR CANDIDATES
Our shareholders may recommend candidates to the Board of Directors for inclusion in the slate of nominees which the Board recommends to our shareholders for election. The qualifications of recommended candidates will be reviewed by our Nominating and Corporate Governance Committee. If the Board determines to nominate a shareholder-recommended candidate and recommends their election as a director by the shareholders, the name will be included in our proxy card for the shareholders meeting at which their election is recommended.
Shareholders may recommend individuals for the Nominating and Corporate Governance Committee to consider as potential director candidates by submitting their names and background to the “Pegasystems Inc. Nominating and Corporate Governance Committee” c/o Pegasystems Inc., 225 Wyman Street, Ste 300, Waltham, MA 02451-1293, Attention: Secretary. The Nominating and Corporate Governance Committee will consider a recommendation only if appropriate biographical information and background material is provided on a timely basis. The process followed by the Nominating and Corporate Governance Committee to identify and evaluate candidates includes requests to our directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the Nominating and Corporate Governance Committee and the Board. Assuming that appropriate biographical and background material is timely provided for candidates recommended by shareholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying the same criteria, as for new candidates submitted by our directors.
In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by shareholders, the Nominating and Corporate Governance Committee will apply the criteria appended to the Nominating and Corporate Governance Committee’s charter. These criteria include the candidate’s integrity, business acumen, experience, commitment, diligence, conflicts of interest, and ability to act in the interest of all shareholders.
The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge, and abilities that will allow the Board to fulfill its responsibilities.
Shareholders also have the right to directly nominate director candidates, without any action or recommendation on the part of the Nominating and Corporate Governance Committee. Our Amended and Restated Bylaws specify the requirements relating to the timing and the content of the notice that shareholders must provide to the Secretary for a director nomination to be properly presented at a shareholder meeting. See the section entitled “Information about the Annual Meeting and Voting — How and when may I submit a shareholder proposal for the 2027 Annual Meeting?” below.

COMMUNICATIONS FROM SHAREHOLDERS AND OTHER INTERESTED PARTIES TO THE BOARD
The Board of Directors will give appropriate attention to written communications on issues that are submitted by shareholders and other interested parties and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, the Chairman of the Board of Directors will, with the assistance of our Secretary, (1) be primarily responsible for monitoring communications from shareholders and other interested parties, and (2) provide copies or summaries of such communications to the other directors as he considers appropriate.
Communications can be addressed to the full Board of Directors or individual directors. Communications will be forwarded to all directors if they relate to substantive matters and include suggestions or comments that the Chairman of the Board of Directors considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to personal grievances and matters as to which we receive repetitive or duplicative communications.
Shareholders and other interested parties who wish to send communications on any topic to the Board of Directors should address such communications to:
Chairman of the Board of Directors
c/o Pegasystems Inc.
225 Wyman Street, Ste 300
Waltham, MA 02451-1293
Attention: Benjamin Y. Ostapuk, Chief Legal Officer and Secretary
BOARD MEETINGS
The Board of Directors met nine times in 2025. During 2025, each of our directors attended at least 75% of the total number of meetings of the Board of Directors and meetings of the committees of which such director was a member. Executive sessions of non-employee directors are held periodically each year, generally in conjunction with each regularly scheduled meeting of the full Board. Any non-employee director can request that an additional executive session be scheduled.
Directors are encouraged to attend annual meetings of shareholders, but we have no formal policy requiring such attendance. All then-current directors attended the 2025 Annual Meeting of Shareholders.
BOARD COMMITTEES
The Board of Directors has standing Audit, Compensation, and Nominating and Corporate Governance Committees. Each committee has a charter that has been approved by the Board. Copies of the charters are posted in the “Leadership & Governance” section of our website at www.pega.com. Each committee reviews the appropriateness of its charter and performs a self-evaluation periodically, typically on an annual basis. Each of our standing committees has the authority to engage any independent legal, accounting, or other advisors that it deems necessary or appropriate to carry out its responsibilities.
The Board of Directors has determined that all members of the three standing committees and the Risk Subcommittee are “independent directors” as defined under Nasdaq Rule 5605(a)(2), and, in the case of the Audit Committee, as further defined under Nasdaq Rule 5605(c)(2), and, in the case of the Compensation Committee, as further defined under Nasdaq Rule 5605(d)(2). The Board of Directors establishes special committees of limited duration to deal with issues not squarely within its purview from time to time. Membership on each standing committee since the 2025 Annual Meeting is reflected on the chart below.
Committee Membership

	Audit	Compensation	Nominating and Corporate Governance
Alan Trefler
Rohit Ghai(1)	X		X
Peter Gyenes	X		X
Richard Jones		X	X
Christopher Lafond(1)	X(C)		X
Dianne Ledingham		X	X
Sharon Rowlands		X(C)	X
Larry Weber(1)	X	X	X(C)
1.    Mr. Ghai is Chair and Messrs. Lafond and Weber are members of the Risk Subcommittee.
(C) Denotes Committee Chair.

Audit Committee
The Audit Committee oversees our accounting and financial reporting process and the audits of our financial statements on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The primary duties and responsibilities of the Audit Committee are to: (1) select and engage our independent registered public accounting firm; (2) serve as an independent and objective party to monitor our internal controls over financial reporting and disclosure controls; (3) review and appraise the audit efforts of our independent registered public accounting firm and internal audit functions; (4) review the independent registered public accounting firm’s fees; (5) ensure professional handling of employee complaints through our hotline process for the reporting of concerns regarding questionable accounting or auditing matters which is monitored by our compliance team; and (6) provide an open avenue of communication among the independent registered public accounting firm, financial and senior management, and the Board of Directors. The Audit Committee is also responsible for overseeing legal compliance and risk management matters, including our Code of Conduct. As noted above, in February 2025, the Audit Committee created a Risk Subcommittee to serve as the primary vehicle for the Board of Directors and Audit Committee to oversee the execution of the enterprise risk management at the Company. The Board of Directors has determined that Mr. Lafond, an independent director, qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5)(ii) under Regulation S-K. The activities of our Audit Committee during 2025 are further described in the “Report of the Audit Committee” contained below. Our Audit Committee held four meetings during 2025.
Compensation Committee
The Compensation Committee evaluates and sets the compensation of our Chief Executive Officer and our other executive officers. The Compensation Committee also approves equity grants, within the guidelines established by our Board of Directors, to our named executive officers and other employees. The responsibilities of our Compensation Committee and its activities during 2025 are further described in the “Compensation Discussion and Analysis” and the “Compensation Committee Report” sections of this proxy statement. Our Compensation Committee held six meetings during 2025.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee oversees corporate governance, including our Corporate Governance Guidelines and identification of qualified individuals to recommend to the Board to be nominated for election as directors at the annual meeting of shareholders. For information relating to nomination of directors by our shareholders, see “Director Candidates” above. Our Nominating and Corporate Governance Committee held five meetings in 2025.
INSIDER TRADING POLICY AND PROCEDURES
We have adopted an Insider Trading Policy governing the purchase, sale, and other disposition of Company’s securities by directors, officers, and employees, and which prohibits hedging and other derivative transactions in the Company’s stock. While we do not have a formal written policy governing the purchase, sale, and/or any other dispositions of its securities by the Company, we have developed procedures that are designed to promote compliance with insider trading laws, rules and regulations with respect to the Company’s share repurchase program. A copy of our Insider Trading Policy is filed with our Annual Report on Form 10-K.

CORPORATE RESPONSIBILITY AND SUSTAINABILITY
Corporate Responsibility and Sustainability
We continue to focus on improving the social, economic, and environmental impacts of our business, building off the success of our Environmental, Social, and Governance committee, composed of senior leaders from across various functions and geographies, formed in 2019. More information on these and other initiatives, as well as our Impact Reports, are available at: https://www.pega.com/impact, which is included as an inactive reference and the content of which is not incorporated by reference into this proxy statement.

Environmental	Social	Governance
We are committed to reducing the environmental impact of our operations on air, land, and water	We strive to be a responsible corporate citizen and active contributor in communities where our employees, partners, and clients work	We believe that corporate governance is important to ensure that Pegasystems is managed for the long-term benefit of all our stakeholders

2025 Pega Values

Innovative: We aim for extraordinary, cultivate curiosity, and share ideas early.	Engaging: We ignite excitement, deepen connections, and make it happen.
Inclusive: We invite new perspectives, question our perceptions, and lead with empathy.	Genuine: We show we care, speak with candor, and act with courage.
Passionate: We fire up enthusiasm, love the journey, and dream beyond possible.	Adaptable: We Build for Change, tackle hard stuff, and keep looking forward.

Environmental Sustainability
We continue to take steps to reduce our impact on the environment and make our operations more resource-efficient. In 2025, our reporting with CDP, an independent environmental disclosure system, covered all 14 globally leased spaces and 17 managed spaces, and we improved our rating from B- to B for climate-related disclosures and from D to C for water-related disclosures. In our recent evaluation by EcoVadis, a provider of business sustainability ratings, Pegasystems was positioned in the top 11% of companies rated by EcoVadis in the data processing, hosting and related activities, web portals industry. We have committed to the Science Based Targets Initiative (“SBTi”) with a roadmap to net zero greenhouse gas emissions by 2040. Through ongoing tracking and optimization, we’re working to reduce our footprint by focusing on energy efficiency, reducing our water use, and improving how we divert our waste. Our headquarters building has received Leadership in Energy and Environmental Design (“LEED”) Gold certification and some of our other major offices are located in buildings with similar certifications. We have a Supplier Code of Conduct, in which we expect our suppliers to adopt policies and practices to reduce environmental impact, and to follow all applicable environmental laws, regulations and standards.
Empowering our People
Our Chief People Officer meets regularly with our Board to drive a people-first culture. We foster an environment where employees feel valued, supported, and empowered to do their best work. Collaboration and fresh thinking drive how we work together, ensuring that our people can contribute meaningfully while growing in their careers. We believe that when all perspectives are considered, we make better decisions and create stronger outcomes. By actively listening to our employees, and refining our people strategies, we build a workplace of connection, engagement, and performance.
We have created multiple programs to empower and support our employees and our communities, including:
Pega Values. Pega’s Values (and our People) are Innovative, Inclusive, Passionate, Engaging, Genuine, and Adaptable. At Pegasystems, ‘Inclusive’ means we invite new perspectives, question our perceptions, and lead with empathy. We believe that when all perspectives are considered, we make better decisions and create stronger outcomes. We provide comprehensive training on our culture and values to managers and individual contributors, equipping them with the skills to create a workplace where employees feel valued, supported, and empowered to do their best work.
Employee Development. Employee development underpins our efforts to execute our strategy and continue to create and sell innovative products and services. We continually invest in our employees’ career growth and provide employees with a wide range of development opportunities, including formal and informal learning, mentoring, and coaching. To support our current and future leaders’ development, we currently offer programs addressing the development of people managers and leaders in a cohort format comprising all functions and geographies. We also provide educational resources and classes, career training, and education reimbursement programs. In 2025, 96% of our employees participated in a formal education program.

PegaUp! Total Well-Being. We are committed to creating an environment that supports our employees’ health and overall well-being, focusing on physical, emotional, financial, and personal wellness. PegaUp! includes such programs as awareness campaigns, fitness classes, guided meditation, and health, wellness, and financial seminars. An important part of well-being is feeling heard. In addition to our annual employee survey and continuous feedback tool, we host regular check-in chats with our leadership team to directly address employee questions, including a series called “Ask Us Anything” where employees can ask questions of our leadership in an open forum. We continue to address digital fatigue and burnout through our practice of periodic wellness days that allow employees to disconnect from work and recharge and a Global Well-Being Day to empower employees to prioritize health and self-care in the workplace, foster team building, improve work-life balance, and boost morale and engagement.
PegaCares. We strive to be a responsible corporate citizen and active contributor in the communities where our employees, clients, and partners live and work. We provide opportunities for our employees to regularly participate in social impact efforts, including paid time off to volunteer. In 2025, Pegasystems and our employees participated in volunteer events and projects around the globe and contributed to more than 360 nonprofits in 15 countries. We support a variety of local and global nonprofit organizations.

Shareholder Engagement
Understanding investors’ views and priorities on important topics is a major benefit of our ongoing shareholder engagement activities. We proactively engage with investors through a variety of activities each quarter. Members of our Board and senior leadership team make up the key engagement participants. We consider feedback and suggestions from current and potential investors as we review our practices and disclosures.
We focus our investor outreach on our Top 100 active institutional shareholders, who held approximately 92% of all active institutional basic common shares outstanding as of December 31, 2025, according to NASDAQ.

Engagement Program
Quarterly Engagement	Annual Investor Session
■We proactively engage with our investors each quarter through investment banking events, non-deal roadshows, and conference calls or in-person meetings.

■Our quarterly earnings calls give us an opportunity to share our financial results and provide access to senior leadership to answer investors’ questions.

■We typically hold an investor session in conjunction with PegaWorld, our annual client conference. Our investor session often features presentations by a cross-section of our leadership team on our corporate strategy and financial results. We also provide investors with an opportunity to directly ask questions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
In 2025, Pegasystems had no current or proposed transactions exceeding $120,000 with any executive officer, director, 5%+ shareholder, or their immediate family members in which they held a direct or indirect material interest. The only noted related-party connection is that Leon Trefler, the brother of our Chairman and Chief Executive Officer, Alan Trefler, serves as our Chief of Clients and Markets.
The Board has adopted a Related Person Transaction Policy, which is available on the Leadership & Governance page of our website at www.pega.com, that requires Board or committee approval for any related-person transaction involving an amount above $120,000. Approval is granted only if the transaction is in, or not inconsistent with, the best interests of the company and shareholders. The Board may also impose safeguards such as limiting the relationship, restricting the related person’s involvement, capping scope or duration, or requiring ongoing reporting and documentation.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The members of our Compensation Committee for the year ended December 31, 2025 were, and to date are, Sharon Rowlands (Chair), Richard Jones, Dianne Ledingham and Larry Weber. In 2025, none of the members of our Compensation Committee was an officer or employee of Pegasystems or any of its subsidiaries or had any relationship with us that was required to be disclosed under Item 404 of Regulation S-K under the Exchange Act. Richard Jones previously served as President and Chief Operating Officer of the Company and was also a part-time employee of Pegasystems, but his employment relationship ended in July 2007.
None of our executive officers currently serves, or in the past year has served, on the board or the compensation committee of any entity whose executive officers served on our Board of Directors or Compensation Committee.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers, and the holders of more than 10% of our common stock, to file reports with the SEC disclosing their ownership of our stock and changes in such ownership. To our knowledge, based solely on review of our records, during 2025, Kerim Akgonul, John Higgins, Efstathios Kouninis, Kenneth Stillwell, and Leon Trefler each reported one transaction in the Company’s securities late, due to an administrative error by the Company.
COMMITTEE REPORTS
The following reports by our Compensation Committee and Audit Committee shall not be deemed to be (i) “soliciting material,” (ii) “filed” with the SEC, (iii) subject to Regulations 14A or 14C of the Exchange Act, or (iv) subject to the liabilities of Section 18 of the Exchange Act. The reports shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act of 1933, as amended, except to the extent we specifically incorporate any such report by reference into such filing.
REPORT OF THE COMPENSATION COMMITTEE
The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis section of this proxy statement with management, and, based on such review and discussion, recommended to the Board of Directors its inclusion in this proxy statement.
Compensation Committee:
Sharon Rowlands, Chair
Richard Jones
Dianne Ledingham
Larry Weber
REPORT OF THE AUDIT COMMITTEE
In fulfilling its oversight responsibilities regarding our 2025 financial statements, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the audited financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee’s review included discussion with the independent registered public accounting firm of matters required to be discussed pursuant to Auditing Standard No. 1301 – Communications with Audit Committees, issued by the Public Company Accounting Oversight Board (United States), and SEC Regulation S-X Rule 2-07, including the process used by management in formulating particularly sensitive accounting estimates (including significant tax positions) and the basis for the conclusions of the independent registered public accounting firm regarding the reasonableness of those estimates. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from management and Pegasystems, consistent with the applicable requirements of the Public Company Accounting Oversight Board.
The Audit Committee discussed with our independent registered public accounting firm the overall scope and plans for its audits in 2025. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its audits, the understanding of our internal controls, and the overall quality of our financial reporting.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Audit Committee:
Christopher Lafond, Chair
Rohit Ghai
Peter Gyenes
Larry Weber

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information, which, except as otherwise noted below, is as of April 13, 2026, with respect to the beneficial ownership of our common stock by:
•the shareholders we know to beneficially own more than 5% of our outstanding common stock (based solely on our review of Schedules 13G filed with the SEC);
•each director named in this proxy statement;
•each executive officer named in the Summary Compensation Table included in this proxy statement; and
•all our executive officers and directors as a group.
Unless otherwise indicated, the address of each person listed below is c/o Pegasystems Inc., 225 Wyman Street, Ste 300, Waltham, MA 02451.

	NUMBER OF SHARES OWNED	SHARES ACQUIRABLE WITHIN 60 DAYS(1)	TOTAL SHARES BENEFICIALLY OWNED(2)	PERCENTAGE OF SHARES BENEFICIALLY OWNED(3)
5% Shareholders
Alan Trefler(4)	77,090,285	1,972,142	79,062,427	46.6%
BlackRock, Inc.(5)	8,382,317	—	8,382,317	5.0%
Directors
Alan Trefler	†	†	†	†
Peter Gyenes	26,718	55,304	82,022	*
Rohit Ghai	3,398	7,350	10,748	*
Richard Jones(6)	960,852	55,304	1,016,156	*
Christopher Lafond	21,680	55,304	76,984	*
Dianne Ledingham(7)	36,412	55,304	91,716	*
Sharon Rowlands(8)	67,730	55,304	123,034	*
Larry Weber	10,632	55,304	65,936	*
Named Executive Officers
Alan Trefler	†	†	†	†
Kenneth Stillwell(9)	110,440	518,556	628,996	*
Rifat Kerim Akgonul	111,615	493,554	605,169	*
John Gerard Higgins	53,155	626,324	679,479	*
Leon Trefler	118,372	844,734	963,106	*
All executive officers and directors as a group(10)	78,614,933	4,928,978	83,543,911	48.4%
* Represents beneficial ownership of less than 1% of our outstanding common stock.
† See 5% Shareholders above.
(1) The number of shares of common stock beneficially owned by each person is determined under the SEC’s rules. Under these rules, a person is deemed to have “beneficial ownership” of any shares over which that person has sole or shared voting or investment power, plus any shares that the person has the right to acquire within 60 days, including through the exercise of stock options or vesting of restricted stock units (“RSUs”). Unless otherwise indicated, for each person named in the table, the number in the “Shares Acquirable within 60 Days” column consists of shares covered by stock options that may be exercised and RSUs that vest within 60 days after April 13, 2026.
(2) To our knowledge, unless otherwise indicated, all the persons listed in the table above have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law.
(3) The percent ownership is calculated by dividing each person’s total shares beneficially owned by (x) 167,657,568 shares, which was the number of shares of our common stock outstanding on April 13, 2026 plus (y) any shares that the person has the right to acquire within 60 days after April 13, 2026.
(4) Includes (1) 10,879,283 shares held by the Alan N. Trefler Grantor Retained Annuity Trust I of 2024, of which Mr. Trefler is the sole trustee; (2) 8,703,426 shares held by the Alan N. Trefler Grantor Retained Annuity Trust II of 2024, of which Mr. Trefler is the sole trustee; (3) 10,876,525 shares held by the Alan N. Trefler Irrevocable Non-GST Trust of 2022, of which Daniel Sherman and Pamela Trefler are the trustees and of which Mr. Trefler has the ability to appoint and remove trustees; (4) 2,071,585 shares held by The Trefler 2025 Trust of which Goldman Sachs Trust Company of Delaware is the administrative trustee and of which Mr. Trefler has the ability to appoint and remove trustees; and (5) 238,000 shares held by the Trefler Foundation, of which Mr. Trefler is a trustee and shares voting and dispositive control over these shares, but has no pecuniary interest in the shares. Also includes 8,475,554 shares that are pledged or held in margin securities accounts maintained at brokerage firms.
(5) Represents shares of common stock beneficially owned as of June 30, 2025, based solely on a Schedule 13G filed with the SEC on July 17, 2025 by BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.
(6) Includes (1) 1,260 shares held by the Jones Family Foundation for which Mr. Jones has voting and dispositive power over such shares, but has no pecuniary interest with respect to such shares; (2) 710,446 shares held by the Richard H. Jones Revocable Trust for which Mr. Jones has sole voting and investment power over such shares; and (3) 28,678 shares held by the Patricia Jones Revocable Trust and 171,168 shares held by the Patricia Jones Irrevocable Cornerstone Trust for which Mr. Jones’ spouse has sole voting and dispositive power over such shares. Also includes 100,000 shares held in a margin securities account held at a brokerage firm.
(7) Includes 34,038 shares held by the Dianne Ledingham Family Legacy Trust for which Ms. Ledingham’s spouse and child have shared voting and dispositive power over such shares.
(8) Includes 67,730 shares held by the Sharon T. Rowlands Living Trust for which Ms. Rowlands has sole voting and dispositive power over such shares.
(9) Includes 76,542 shares that are pledged or held in margin securities accounts maintained at brokerage firms.
(10) Includes 13 persons.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
What is the purpose of the Annual Meeting and how does the Board recommend I vote?
At the Annual Meeting, shareholders will consider and vote on the three proposals listed in the Notice of 2026 Annual Meeting of Shareholders that appears on the first page of this proxy statement. The Board of Directors recommends that you vote:
•FOR the election to our Board of Directors of each of the eight nominees named in this proxy statement, each to hold office for a term of one year;
•FOR the approval, by a non-binding advisory vote, of the compensation of our named executive officers, also referred to as Say on Pay, as described in the “Compensation Discussion and Analysis” section and elsewhere in this proxy statement; and
•FOR the ratification of the selection by the Audit Committee of our Board of Directors of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
Who can vote and how many votes do I have?
To be able to vote, you must have been a Pegasystems shareholder of record at the close of business on April 17, 2026. This date is the Record Date for the Annual Meeting. On the Record Date, there were 167,116,051 shares of our common stock outstanding and entitled to vote.
Each share of our common stock that you owned on the Record Date entitles you to one vote on each matter before the shareholders at the Annual Meeting.
Is my vote important?
Your vote is important regardless of how many shares you own. Please take the time to vote. Also, please take a moment to read the instructions below.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?
We comply with the SEC rules that direct companies to distribute their proxy materials over the Internet, as we have done in past years. As a result, we have sent our shareholders and beneficial owners a Notice of Internet Availability of Proxy Materials, or the Availability Notice, instead of paper copies of this proxy statement, our proxy card, and our Annual Report. The Availability Notice contains detailed instructions on how to access these materials over the Internet. This proxy statement and our Annual Report are available for viewing, printing, and downloading at www.envisionreports.com/PEGA.
I prefer to read my proxy materials on paper. How do I get paper copies?
The Availability Notice contains instructions on how to request paper copies by phone, email, or the Internet. You will be sent the materials by first class mail within three business days of your request, at no cost to you. Once you request paper copies, you will continue to receive the materials in paper form until you instruct us otherwise.
How can I vote?
If you are the “record holder” of your shares, meaning that you own your shares in your own name and not through a bank or brokerage firm, you may vote over the Internet or by telephone or mail, or you may vote in person at the Annual Meeting. If your shares are held in “street name” by a bank or brokerage firm, please see the first sentence of the “Can I vote if my shares are held in ‘street name’?” section below for instructions regarding how to vote your shares.
Voting by Internet. You may vote your proxy over the Internet by following the instructions provided in the Availability Notice and on the proxy card.
Voting by telephone. You may vote your proxy over the telephone by following the instructions provided in the Availability Notice and on the proxy card.
Voting by mail. You may vote your proxy by printing, completing, signing, and dating the proxy card that accompanies this proxy statement and promptly mailing it in accordance with the instructions provided on the proxy card. The shares you own will be voted according to the instructions on the proxy card you submit. If you return the proxy card but do not give any instructions on a particular matter described in this proxy statement, the shares you own will be voted in accordance with the recommendations of our Board of Directors.
Voting in person at the Annual Meeting. If you attend the Annual Meeting, you may vote by delivering your completed proxy in person or by completing a ballot. Ballots will be available at the Annual Meeting.
Can I vote my shares by filling out and returning the Availability Notice?
No. The Availability Notice contains instructions on how to vote over the Internet, by telephone, by requesting and returning a paper proxy card, or by voting in person during the Annual Meeting.

Can I vote if my shares are held in “street name”?
If the shares you own are held in “street name” by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. To vote your shares, you will need to follow the directions your bank or brokerage firm provides you.
If you do not provide voting instructions, your bank or broker may vote your shares only on certain routine matters in accordance with the rules of NASDAQ. The ratification of Deloitte & Touche LLP as our independent registered public accounting firm (Proposal 3) is considered a routine matter, and your shares may be voted on this proposal even if you do not provide instructions.
However, your bank or broker may not vote your shares on non-routine matters without your instructions. The election of directors (Proposal 1) and the advisory vote to approve executive compensation (Proposal 2) are non-routine matters. If you do not provide instructions on these matters, your shares will not be voted and will be treated as broker non-votes.
Can I change my vote after I have submitted my proxy?
Yes. If your shares are registered in your name, you can revoke your proxy and change your vote at any time before the polls close for the Annual Meeting by:
•signing another proxy with a later date;
•giving our Secretary a written notice before or at the Annual Meeting that you want to revoke your proxy;
•voting over the Internet or by telephone by following the instructions provided in the Availability Notice and on the proxy card by 1:00 am, Eastern Daylight Time, on June 16, 2026; or
•voting in person at the Annual Meeting.
Your attendance at the Annual Meeting alone, without also voting, will not revoke your proxy.
If your shares are held in “street name” and you wish to revoke a proxy, you should contact your bank or brokerage firm and follow its procedures for changing your voting instructions.
What constitutes a quorum?
In order for business to be conducted at the Annual Meeting with respect to a particular matter, a quorum must be present in person or represented by valid proxies for that particular matter. For each of the proposals described in this proxy statement, a quorum consists of the holders of a majority of the shares of common stock issued and outstanding on April 17, 2026, the Record Date.
Shares of common stock represented in person or by proxy, including “broker non-votes” and shares that abstain or do not vote with respect to one or more of the matters to be voted upon, will be counted for the purpose of determining whether a quorum exists. Shares represented in person or by proxy, including shares that abstain and broker non-votes, will be counted for purposes of determining whether a quorum is present.
If a quorum is not present, the meeting will be adjourned until a quorum is obtained.
What vote is required for each item?
Proposal 1: Election of Directors. Under our Amended and Restated Bylaws, with respect to each of the eight nominees for director, to be elected, the number of votes cast at the Annual Meeting in favor of such nominee must represent a majority of the votes entitled to be cast in an election of directors by all issued and outstanding shares of common stock on the Record Date. This means that if any nominee is one of the eight nominees receiving the highest number of votes cast at the Annual Meeting, but the number of votes cast for such nominee does not represent a majority of the votes entitled to be cast in an election of directors by all issued and outstanding shares, such nominee will not be elected as a director. If your shares are held in “street name” and you do not instruct your broker how to vote with respect to this item, your broker is not permitted to vote your shares with respect to this proposal.
Proposal 2: Advisory Vote on Executive Compensation. Our Board of Directors is seeking a non-binding advisory vote to approve the compensation of our named executive officers. Under our Amended and Restated Bylaws, approval for such non-binding resolution requires that the votes cast in favor exceed the votes cast in opposition. This vote is an advisory vote and non-binding on the Company; however our Board of Directors and Compensation Committee will consider the vote when determining future executive compensation arrangements. If your shares are held in “street name” and you do not instruct your broker how to vote with respect to this item, your broker is not permitted to vote your shares with respect to this proposal.
Proposal 3: Ratification of the Independent Registered Public Accounting Firm. The ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, will be approved if the votes cast in favor exceed the votes cast in opposition. If your shares are held in “street name” and you do not instruct your broker how to vote with respect to this item, your broker may vote your shares with respect to this proposal.
How will votes be counted?
Each share of common stock is entitled to one vote and will be counted in accordance with your voting instructions. Abstentions and broker non-votes are not considered votes cast on a proposal. If you do not provide voting instructions for shares held through a bank or broker with respect to Proposals 1 and 2, those shares will be treated as broker non-votes.

For Proposal 2 (Advisory Vote on Executive Compensation) and Proposal 3 (Ratification of Independent Registered Public Accounting Firm), abstentions and broker non-votes will have no effect on the outcome because approval requires a majority of the votes cast.
For Proposal 1 (Election of Directors), abstentions and broker non-votes will have the effect of votes against the proposal because election of directors requires the affirmative vote of a majority of the votes entitled to be cast.
Who will count the votes?
The votes will be counted, tabulated, and certified by our transfer agent and registrar, Computershare. Kathryn Leach, our Senior Corporate Counsel and Assistant Secretary, will serve as the inspector of elections at the Annual Meeting.
Will my vote be kept confidential?
Your vote will be kept confidential. We will not disclose your vote except as required by law, including in connection with legal or administrative proceedings, or in the event of a contested election for the Board of Directors.
Will any other business be conducted at the Annual Meeting or will other matters be voted on?
No. Under the laws of Massachusetts, where we are incorporated, an item may not be brought before our shareholders at a shareholder meeting unless it appears in the notice of the meeting. Our Amended and Restated Bylaws establish the process for a shareholder to bring a matter before a meeting. See the “How and when may I submit a shareholder proposal for the 2027 Annual Meeting?” section below.
Where can I find the voting results?
We will report the voting results in a Current Report on Form 8-K, which will be filed with the SEC no later than four business days after the Annual Meeting.
How and when may I submit a shareholder proposal for the 2027 Annual Meeting?
If you are interested in submitting a proposal for inclusion in the proxy statement for the 2027 Annual Meeting, you need to follow the procedures outlined in Rule 14a-8 under the Exchange Act and in our Amended and Restated Bylaws. To be eligible for inclusion, your proposal must be received at our principal executive offices in Waltham, Massachusetts on or before January 1, 2027, which is 120 calendar days before the anniversary of the date on which our proxy statement for the 2026 Annual Meeting was first released to shareholders.
Our Amended and Restated Bylaws also establish advance notice procedures for shareholder nominations of directors and for other business to be brought before an annual meeting (other than proposals submitted pursuant to Rule 14a-8). To be timely, such notice must be received by our Secretary at the address set forth below no earlier than the close of business on December 2, 2026 and no later than the close of business on January 1, 2027, which corresponds to a period beginning 150 days and ending 120 days prior to the first anniversary of the date on which our proxy statement for the 2026 Annual Meeting was released to shareholders.
If the date of our annual meeting is advanced or delayed by more than 30 days from the anniversary date of the prior year’s meeting (or no proxy statement was delivered to shareholders in connection with the prior year’s meeting), then we must receive such notice at the address noted below not earlier than the 120th day before such annual meeting and not later than the close of business on the later of (1) the 90th day before such annual meeting and (2) the 10th day following the day on which public notice of the meeting date is first made. However, the postponement or adjournment of any annual meeting for which notice has been provided to shareholders does not commence a new time period for giving the shareholders’ notice. If a shareholder does not provide timely notice of a nomination or other matter to be presented at the 2027 Annual Meeting, under Massachusetts law, it may not be brought before our shareholders at a meeting.
In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 19, 2027.
Any proposals or notices should be sent to:
Pegasystems Inc.
225 Wyman Street, Ste 300
Waltham, MA 02451-1293
Attention: Benjamin Y. Ostapuk, Chief Legal Officer and Secretary
Who will bear the costs of soliciting these proxies?
We will bear the costs of solicitation of proxies. We will request brokers, custodians, and fiduciaries to forward proxy soliciting material to the owners of shares of our common stock they hold in such shareholders’ names. We will reimburse banks and brokers for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

How can I obtain an Annual Report on Form 10-K?
Our Annual Report is available in the “Investors” section of our website at www.pega.com, as well as at the following URL: www.envisionreports.com/PEGA. If you would like a paper copy of our Annual Report on Form 10-K, we will send it to you without charge.
Please contact:
Pegasystems Inc.
225 Wyman Street, Ste 300
Waltham, MA 02451-1293
Attention: Benjamin Y. Ostapuk, Chief Legal Officer and Secretary
Telephone: (617) 374-9600
Whom should I contact if I have any questions?
If you have any questions about the Annual Meeting or your ownership of our common stock, please contact Benjamin Y. Ostapuk, Chief Legal Officer and Secretary of Pegasystems Inc. at the address or telephone number listed above.
Householding of Annual Meeting Materials
Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and Annual Report may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you contact us at the address or telephone number listed above.
If you want to receive separate copies of the proxy statement or Annual Report in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or telephone number.

PEGA

VOTE

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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by June 16, 2026, at 10:00 A.M., EDT.

Online
Go to **www.envisionreports.com/PEGA** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/PEGA

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors recommends a vote FOR each director nominee and FOR Proposals 2 and 3.

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Rohit Ghai	☐	☐	☐	02 - Peter Gyenes	☐	☐	☐	03 - Richard Jones	☐	☐	☐
04 - Christopher Lafond	☐	☐	☐	05 - Dianne Ledingham	☐	☐	☐	06 - Sharon Rowlands	☐	☐	☐
07 - Alan Trefler	☐	☐	☐	08 - Larry Weber	☐	☐	☐				

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears hereon. When shares are held in more than one name, including joint tenants, each party should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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The 2026 Annual Meeting of Shareholders will be held on
Tuesday, June 16, 2026 at Pegasystems Inc., 225 Wyman Street, Ste 300, Waltham, MA 02451, at 10:00 A.M. EDT.

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/PEGA

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — Pegasystems Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

2026 Annual Meeting of Shareholders

The undersigned, revoking all prior proxies, hereby appoints Alan Trefler and Kenneth Stillwell, and each of them acting singly, as proxies, with full power of substitution, to vote all shares of common stock of Pegasystems Inc. that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held at 10:00 AM, Eastern Time on Tuesday, June 16, 2026 at 225 Wyman Street, Ste 300, Waltham, MA 02451, and any adjournment, postponement, continuation or rescheduling thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE DIRECTOR NOMINEES LISTED ON THE REVERSE SIDE AND "FOR" PROPOSALS 2 AND 3.

C Non-Voting Items

Change of Address — Please print new address below.